UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ampco–Pittsburgh Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

726 Bell Avenue, Suite 301, Carnegie, Pennsylvania 15106

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD TUESDAY, JUNE 4, 2024

TO THE SHAREHOLDERS OF

AMPCO-PITTSBURGH CORPORATION

Notice is hereby given that the Annual Meeting of Shareholders of Ampco-Pittsburgh Corporation (“Ampco” or the “Corporation”) will be held virtually. You will be able to attend the meeting virtually, vote your shares virtually, and submit your questions during the meeting by visiting: www.virtualshareholdermeeting.com/AP2024 and following the instructions on your proxy card. The meeting starts at 10:00 A.M., Eastern Time on Tuesday, June 4, 2024, for the following purposes:

1.
to elect three directors for a term that expires in 2027;
2.
to approve an amendment to the Corporation’s By-laws, as amended and restated, to limit the personal liability of the Corporation’s officers for monetary damages;
3.
to hold a non-binding advisory vote to approve the compensation of our named executive officers;
4.
to ratify the appointment of BDO USA, P.C. as the independent registered public accounting firm for 2024; and
5.
to transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. The Board unanimously recommends a vote “FOR” each of the three nominees for director named in the accompanying Proxy Statement and a vote “FOR” each of Proposal 2, 3, and 4 on the enclosed proxy card.

Only shareholders of record at the close of business on March 28, 2024 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. The Annual Meeting may be adjourned or postponed from time to time. At any adjourned or postponed meeting, action with respect to matters specified in this notice may be taken without further notice to shareholders, unless required by law or the Corporation’s By-laws, as amended and restated (the “Bylaws”).

All shareholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, we encourage you to submit your proxy as soon as possible using one of three convenient methods by (i) accessing the Internet site described on the proxy card or voting instruction form provided to you, (ii) calling the toll-free number on the proxy card or voting instruction form provided to you, or (iii) completing, signing, dating and returning the enclosed proxy card promptly in the accompanying envelope, which requires no postage if mailed in the United States, or voting instruction form provided to you.

If your broker, bank, trustee or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your broker or other nominee to vote your shares on the enclosed proxy card. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting.

The Board, including all of its independent directors, unanimously recommends that you vote on the Proxy Card or voting instruction form “FOR” the election of Ms. Elizabeth A. Fessenden, Mr. Michael I. German, and Mr. J. Brett McBrayer.

If you are unable to attend the Annual Meeting, a replay of the meeting will be available on www.ampcopittsburgh.com/investors.

Regardless of the number of shares of Common Stock of the Corporation that you own, your vote is important. Thank you for your continued support, interest and investment in Ampco-Pittsburgh Corporation.

BY ORDER OF THE BOARD OF DIRECTORS

Kimberly P. Knox,
Corporate Secretary

Pittsburgh, Pennsylvania

April 24, 2024

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Shareholders to Be Held on June 4, 2024

The proxy statement and the annual report of the Corporation are available at

http://www.ampcopittsburgh.com/investors

For those requesting physical copies of our Annual Report on Form 10-K for the year ending December 31, 2023, please mail such request to:

Ampco-Pittsburgh Corporation

c/o Corporate Secretary

726 Bell Avenue, Suite 301

P.O. Box 457

Carnegie, PA 15106

All shareholders are cordially invited to attend the meeting virtually. Your vote is important, and, whether or not you expect to attend virtually, it is requested that you PROMPTLY fill in, sign, and return the enclosed proxy card or follow the internet or telephone voting instructions included on the proxy card.

2

TABLE OF CONTENTS

Proxy Statement	2
Proxy Summary	3
Questions And Answers Regarding The Annual Meeting	7
Election Of Directors	14
Summary Of Director Attributes And Skills	14
Board Of Directors’ Nominees	15
Nominees For Director Whose Term Of Office Expires In 2027	15
Continuing Directors Whose Term Of Office Expires In 2026	16
Continuing Directors Whose Term Of Office Expires In 2025	18
Process Of Evaluation Of Director Candidates	19
Director Compensation	19
Director Fees	19
2023 Director Compensation	20
Directors’ Alignment With Shareholders; Stock Ownership Guidelines	21
Prohibitions Against Short Sales, Hedging, Margin Accounts And Pledging	21
Corporate Governance	22
Corporate Governance Summary	22
Board Independence	23
Leadership Structure	24
Director Nominating Procedures	24
Director Terms	24
Voting For Directors	25
Board’s Role In Risk Oversight	25
Executive Sessions	25
Communications With Directors	25
Annual Meeting Attendance	25
Board Committees	25
Summary	25
Audit Committee	26
Compensation Committee	27
Executive Committee	27
Finance And Investment Committee	27
Nominating And Governance Committee	27
Security Ownership Of Certain Beneficial Owners And Management	28
Beneficial Ownership Of More Than Five Percent	28
Director And Executive Officer Stock Ownership	28
Delinquent Section 16(a) Reports	30
Amendment to the Corporation's By-Laws, As Amended and Restated, To Limit The Personal Liability Of The Corporation's Officers for Monetary Damages (Proposal 2)	31
Non-Binding, Advisory Vote On Compensation Of Our Named Executive Officers (Proposal 3)	32
Compensation Discussion And Analysis (“CD&A”)	33
Executive Compensation Overview	33
2023 Highlights	33
Key Features Of Our Executive Compensation Program	34
2023 Compensation Objectives	36
2023 Compensation Decisions	36
Other Compensation Practices And Policies	42
Summary Compensation Table	44
Outstanding Equity Awards At Fiscal Year-End	45
Retirement Benefits	46
Potential Payments Upon Termination, Resignation Or Change In Control	46
Report Of The Compensation Committee	48
Certain Relationships And Related Transactions	49
Report Of The Audit Committee	49
Ratification Of The Appointment Of BDO USA, P.C. As The Independent Registered Public Accounting Firm For 2024 (Proposal 4)	51
Equity Compensation Plan Information	52
Pay Versus Performance	53
Shareholder Proposals and Nominations For 2025 Annual Meeting	56
Householding Of Proxy Materials	56
References To Our Website Address	56
Incorporation By Reference	56
Other Matters	56
Annex I: Proposed Text of the Form of Amendment to Ampco-Pittsburgh Corporation By-laws	A-1

PROXY STATEMENT

Annual Meeting of Shareholders to be held June 4, 2024

This Proxy Statement and the accompanying proxy card, along with the 2023 Annual Report to Shareholders (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023) is being made available to shareholders on or about April 24, 2024 in connection with the solicitation by the Board of Directors (the “Board”) of Ampco-Pittsburgh Corporation, a Pennsylvania corporation (the “Corporation”) of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”), which will be held virtually on June 4, 2024 at 10:00 AM., Eastern Time, at www.virtualshareholdermeeting.com/AP2024, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. Any shareholder giving such a proxy may revoke it at any time before it is exercised by written notice to the Corporate Secretary of the Corporation at 726 Bell Avenue, Suite 301, P.O. Box 457, Carnegie, PA 15106, by giving a later dated proxy or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself have the effect of revoking the proxy.

As used in this Proxy Statement, the terms “Ampco”, “the Corporation”, “we”, “us”, and “our” refer to Ampco-Pittsburgh Corporation.

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. You should read this entire Proxy Statement carefully before voting. This Proxy Statement and the related proxy materials were first mailed to shareholders and made available on the internet on or about April 24, 2024.

Annual Meeting of Shareholders

• Time and Date:	10:00 A.M., Eastern Time, June 4, 2024

• Place:	Virtually via: www.virtualshareholdermeeting.com/AP2024

• Record Date:	March 28, 2024

• Voting:

Only shareholders as of the record date, March 28, 2024, are entitled to vote. As of the Record Date for the annual meeting, there were 19,865,749 shares of Common Stock outstanding and expected to be entitled to vote at the 2024 Annual Meeting. There are no other securities of the Corporation outstanding and entitled to vote at the 2024 Annual Meeting. Holders of warrants exercisable for shares of Common Stock that have not been exercised prior to the Record Date will not be entitled to vote the shares underlying such warrants at the 2024 Annual Meeting.

Your broker will NOT be able to vote your shares with respect to any of the matters presented at the meeting other than the ratification of the selection of our independent registered public accounting firm unless you give your broker specific voting instructions.

Even if you plan to attend the annual meeting virtually, please cast your vote as soon as possible by:

•
Using the Internet at www.proxyvote.com;
•
Calling toll-free from the United States, U.S. territories and Canada to 1-800-690-6903; or
•
Mailing your signed proxy card or voting instruction form.

• Attending the Annual Meeting:

To be admitted to the virtual Annual Meeting, you will need the control number provided to you with your proxy voting materials.

You do not need to attend the Annual Meeting to vote if you have properly submitted your proxy in advance of the meeting.

• Meeting Agenda:
1.
Election of three directors;
2.
Approval of an amendment to the Bylaws to limit the personal liability of the Corporation’s officers for monetary damages;
3.
Non-binding, advisory vote to approve the compensation of our named executive officers;
4.
Ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for 2024; and
5.
Transaction of such other business as may properly come before the meeting and any adjournment or postponement thereof.

Cooperation Agreement

On March 31, 2023, the Corporation entered into a Cooperation Agreement (the “Cooperation Agreement”) with Ancora Merlin, LP, Ancora Merlin Institutional, LP, Ancora Catalyst, LP, Ancora Catalyst Institutional, LP, Ancora Alternatives LLC, Ancora Holdings Group, LLC and Fredrick DiSanto (collectively, the “Ancora Parties”), pursuant to which the Corporation was required to take all necessary actions at our 2023 Annual Meeting to nominate Fredrick D. DiSanto and Darrell L. McNair (together with Mr. DiSanto, the “Ancora Appointees”) to serve as directors on the Board, as members of the class of directors having a term expiring at the 2026 Annual Meeting.

If, during the Standstill Period (as defined below), any Ancora Appointee resigns from the Board or is unable (due to death or disability) or refuses to serve on the Board then the Ancora Parties will work to identify a replacement that is reasonably acceptable to the Nominating and Governance Committee of the Board for appointment to the Board on the terms set forth in the Cooperation Agreement, provided that the Ancora Parties shall not be entitled to replace Mr. DiSanto if at that time the Ancora Parties do not and at all times since the commencement of the Cooperation Agreement have not satisfied the Four Percent Threshold (as defined below).

Mr. DiSanto shall resign from the Board and all applicable committees upon the earlier to occur of (i) the expiration of the Standstill Period or (ii) the occurrence of the Ancora Parties ceasing to beneficially own at least 4% of the Corporation’s then issued and outstanding common stock, subject to certain adjustments set forth in the Cooperation Agreement (the “Four Percent Threshold”).

During the Standstill Period, the Ancora Parties have agreed to vote all of their shares of common stock of the Corporation in favor of recommendations of the Board with respect to (i) the election, removal and/or replacement of directors (a “Director Proposal”), (ii) the ratification of the appointment of the Corporation’s independent registered public accounting firm and (iii) any other proposal submitted to the Corporation’s shareholders at a meeting of the Corporation’s shareholders, in each case as such recommendation of the Board is set forth in the applicable definitive proxy statement filed in respect thereof. Notwithstanding the foregoing, in the event both Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”) make a recommendation that differs from the recommendation of the Board with respect to any proposal submitted to the shareholders at any meeting of the Corporation’s shareholders (other than Director Proposals), the Ancora Parties are permitted to vote in accordance with the ISS and Glass Lewis recommendation. The Ancora Parties are also entitled to vote in their sole discretion with respect to any publicly announced proposal relating to a merger, acquisition, disposition of all or substantially all of the assets of the Corporation and its subsidiaries or other business combination involving the Corporation, in each case, that requires a vote of the Corporation’s shareholders.

The Cooperation Agreement also includes customary standstill, non-disparagement and expense reimbursement provisions. The standstill restrictions on the Ancora Parties began on the date of the Cooperation Agreement and remain in effect until the earlier of (i) the date that is 30 days prior to the deadline for the submission of shareholder nominations for the 2026 Annual Meeting and (ii) the date that is 100 days prior to the first anniversary of the 2025 Annual Meeting (such period, the “Standstill Period”).

The Cooperation Agreement will terminate upon the expiration of the last day of the Standstill Period, unless earlier terminated by mutual written agreement of Ampco-Pittsburgh and the Ancora Parties.

While any Ancora Appointee serves on the Board, such Ancora Appointee will receive compensation on the same basis as all other non-employee directors of the Corporation.

Voting Matters

Proposals	Board Recommendation
Election of Directors	FOR each of the Board's nominees
Approval of an amendment to the Bylaws to limit the personal liability of the Corporation's officers for monetary damages	FOR
Non-binding, advisory vote to approve the compensation of our named executive officers.	FOR
Ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for 2024	FOR

Board Nominees

You are being asked to vote on the election of nominees to serve on the Board, for a term of three years to fill the class of directors whose term expires in 2027. Additional information about the background and experience of the three nominees recommended by the Board can be found beginning on page 14.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES IN PROPOSAL 1 USING THE ENCLOSED PROXY CARD.

Name	Age at Annual Meeting	Director Since	Occupation	Experience/ Qualification	Independent	Committee Assignments
Elizabeth A. Fessenden	69	2017	Principal of Fessenden Associates	Extensive operations experience in the metals industry; many years of service as a director; broad leadership experience	X	Compensation (Chair); Executive; Finance and Investment
Michael I. German	73	2014	Chief Executive Officer and President, Corning Energy Corporation	Experience as CEO and Director, including as CEO and Director of a public company	X	Audit; Finance and Investment (Chair); Nominating and Governance
J. Brett McBrayer	58	2018	Chief Executive Officer, Ampco-Pittsburgh Corporation	Experience in global industrial businesses and broad executive leadership experience		Executive

Corporate Governance Highlights

We are committed to good corporate governance, which we believe is important to the success of our business and in advancing shareholder interests. Our corporate governance practices are described in greater detail in the “Corporate Governance” section. Highlights include:

✓
Ten out of eleven Board members are independent (as of the date of this Proxy Statement)
✓
Separate non-executive Board Chair and Chief Executive Officer roles
✓
Independent Audit, Compensation, Nominating and Governance, and Finance and Investment Committees
✓
Risk oversight by full Board and committees
✓
Regular executive sessions of independent directors
✓
Average Board attendance of 98% during 2023
✓
Nominating and Governance Committee considers director candidates recommended by shareholders on the same basis as internally nominated candidates
✓
Cumulative voting for directors
✓
Annual Board and committee self-evaluations
✓
“Say-on-Pay” votes held annually
✓
Policies (i) prohibiting hedging and pledging, (ii) providing for the recoupment of incentive awards under certain conditions in the event of a financial restatement pursuant to Securities and Exchange Commission Rule 10D-1 and New York Stock Exchange (“NYSE”) Listed Company Manual Section 303A.14, (iii) generally prohibiting tax gross-ups of perquisites, and (iv) for protection of whistleblowers

Executive Compensation Program Highlights

Our executive compensation program is designed to attract and retain top talent by enabling the Corporation to compete effectively for the highest quality personnel and to pay for performance by aligning compensation with the achievement of both short-term and long-term financial objectives that build shareholder value.

The 2023 executive compensation program featured a balanced mix of salary and performance-driven annual and long-term incentive award opportunities. In designing our executive compensation program, we have implemented programs and policies that support our commitment to good compensation governance and that create alignment between our executives and our shareholders.

WHAT WE DO

✓
Align CEO pay with corporate performance
✓
Use long-term incentives to link a significant portion of Named Executive Officer pay to corporate performance
✓
Balance short-term and long-term incentives
✓
Cap incentive awards
✓
Require the claw back of erroneously awarded compensation from executives
✓
Use an independent compensation consultant
✓
Compare to peer group to ensure competitive compensation opportunities
✓
Multi-year vesting periods for equity awards
✓
Significant portion of compensation “at risk” subject to achievement of performance metrics
✓
Maintain robust stock ownership guidelines
✓
Provide double trigger equity vesting in the event of a change in control
✓
Review tally sheets for all Executive Officers
✓
Review our compensation-related risk profile

WHAT WE DON’T DO

X	Section 280G tax gross-up rights
X	Option repricing or replacement without shareholder approval
X	Allow hedging or pledging of our securities
X	Provide significant perquisites

Additional information about our compensation philosophy and program, including compensation determinations for each of our named executive officers, can be found in the “Executive Compensation Overview” starting on page 34 of this Proxy Statement.

Ratification of the Appointment of our Independent Registered Public Accounting Firm for 2024

We are requesting that shareholders ratify the appointment of BDO USA, P.C. as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The table below shows the fees paid by the Corporation to BDO USA, P.C., the independent public accounting firm for the fiscal years ended December 31, 2023 and December 31, 2022, respectively.

	2023	2022
Audit fees (a)	$1,054,516	$894,899
Audit-related fees (b)	—	—
Tax fees (c)	160,000	40,000
All other fees	—	—
Total	$1,214,516	$934,899

(a)
Fees for audit services primarily related to the audit of (1) the Corporation’s annual consolidated financial statements and (2) statutory financial statements for the Corporation’s foreign subsidiaries.
(b)
Fees for audit-related services related to attest services not required by statute or regulation.
(c)
Fees for tax-related services related to transfer pricing studies.

We encourage you to read the entire Proxy Statement and to vote your shares using the instructions on the proxy card for the Annual Meeting. If you are unable to attend the Annual Meeting virtually, we encourage you to submit a proxy using the instructions on the proxy card so that your shares will be represented and voted for each of the proposals described in this Proxy Statement.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

Q: How do I attend the virtual meeting?

A: You will be able to attend the meeting virtually, vote your shares electronically, and submit your questions during the question and answer portion of the meeting by visiting www.virtualshareholdermeeting.com/AP2024 and following the instructions on the proxy card. The meeting starts at 10:00 A.M. Eastern Time on June 4, 2024. To be admitted to the virtual meeting you will need the control number provided to you with your proxy voting materials.

Q: Why am I receiving these materials?

A: As a shareholder, we are providing these proxy materials to you in connection with our solicitation of proxies to be voted at our Annual Meeting of Shareholders, which will take place on June 4, 2024. These materials were first mailed to shareholders on or about April 24, 2024. You are invited to attend the Annual Meeting, and you are requested to vote on the proposals described in this Proxy Statement.

Q: What is included in these materials?

A: These materials include:

•
Our Proxy Statement for the Annual Meeting;
•
The proxy card/voting instruction form for the Annual Meeting; and
•
Our 2023 Annual Report on Form 10-K, which includes our audited consolidated financial statements.

Q: What am I being asked to vote on?

A: You are being asked to vote on the following proposals:

•
Proposal 1 – Election of three directors for a term that expires in 2027;
•
Proposal 2 – Approval of an amendment to the Bylaws to limit the personal liability of the Corporation’s officers for monetary damages (the “Officer Exculpation Amendment Proposal”);
•
Proposal 3 – Non-binding, advisory vote to approve the compensation of our named executive officers (the “Say-on-Pay Proposal”);
•
Proposal 4 – Ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for 2024 (the “BDO Ratification Proposal”); and
•
Such other business as may properly come before the meeting and any adjournment or postponement thereof.

Q: What are the voting recommendations of the Board?

A: The Board recommends the following votes:

•
FOR the election of Ms. Elizabeth A. Fessenden, Mr. Michael I. German, and Mr. J. Brett McBrayer for the term that expires in 2027;
•
FOR the Officer Exculpation Amendment Proposal;
•
FOR the Say-on-Pay Proposal; and
•
FOR the BDO Ratification Proposal.

Q: Why is the Board making such recommendations?

A: We describe each proposal and the Board’s reason for its recommendation with respect to each proposal beginning on pages 14, 32, 33 and 52, and elsewhere in this Proxy Statement.

Q: Will any other matters be voted on?

A: We are not aware of any other matters that will be brought before the shareholders for a vote at the Annual Meeting. If any other matter is properly brought before the meeting, your proxy card will authorize each of Keith A. Zatawski and Kimberly P. Knox (together, the “Proxies”) to vote on such matters in their discretion.

Q: Who is soliciting my proxy?

A: The Board, on behalf of the Corporation, is soliciting your proxy to vote your shares of Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the meeting. By completing, signing, dating and returning the proxy card or voting instruction form, or by transmitting your proxy and voting instructions over the Internet or by telephone, you are authorizing the Proxies to vote your shares of Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Corporation’s directors, director nominees, and certain executive officers of the Corporation, and the Corporation will bear the costs of such solicitation.

Q: Who is entitled to vote at the Annual Meeting?

A: The Board has set March 28, 2024 as the Record Date for the Annual Meeting. You are entitled to notice and to vote if you are a shareholder as of the close of business on March 28, 2024. You are entitled to one vote on each proposal for each share of Common Stock you hold on the Record Date, except shareholders have the right to cumulate votes in regard to the election of directors. Your shares may be voted at the Annual Meeting only if you are “present” at the Annual Meeting or your shares are represented by a valid proxy. At the close of business on March 28, 2024, there were 19,865,749 shares of our Common Stock issued and outstanding.

Q: What is the difference between a shareholder of “record” and a “street name” owner?

A: If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares. The Corporation sent the proxy materials directly to you. The proxy card accompanying this Proxy Statement will provide information regarding how to vote your shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. You are considered to be the beneficial owner of those shares and your shares are said to be held in “street name,” and the proxy materials are being forwarded to you by that organization. Street name owners generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares. If you do not provide that organization with specific direction on how to vote, other than with respect to the ratification of the selection of our independent registered public accounting firm, your shares held in the name of that organization may not be voted and will not be considered entitled to vote on any matters to be considered at the Annual Meeting, and as such, however, your shares will be considered present at the Annual Meeting. If you own your shares in “street name,” please instruct your bank, broker, trustee or other nominee how to vote your shares using the voting instruction form provided by your bank, broker, trustee or other nominee so that your vote can be counted. The provided voting instruction form may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available.

Q: How do I vote?

A: The process for voting your shares depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a “shareholder of record” or in an account with a broker, bank, trust or other nominee (i.e., in “street name”).

•
If your shares are registered in your name, you may vote your shares at the Annual Meeting or by proxy whether or not you attend the Annual Meeting.
•
If your shares are held in a brokerage account in your broker’s name (also known as “street name”), you should follow the instructions for voting provided by your broker or nominee. You may submit voting instructions by Internet or telephone, or you may complete and mail a voting instruction card to your broker or nominee. If you provide specific voting instructions by telephone, Internet or mail, your broker or nominee will vote your shares as you have directed.

VOTING AS A SHAREHOLDER OF RECORD

If you are a shareholder of record as of the close of business on the Record Date, you may cast your vote using any of the following methods:

•
By Internet: Please visit www.proxyvote.com or, if you received printed copies of your proxy materials, scan the QR code located on your proxy card. You will need the 16-digit control number included on your Notice or proxy card.
•
By telephone: Please call the number listed on your Notice or proxy card and follow the recorded instructions. You will need the 16-digit control number included on your Notice or proxy card.
•
By mail: All shareholders of record who received paper copies of our proxy materials can vote by marking, signing, dating, and returning their proxy card. If you are a shareholder of record and received a Notice, you may request a proxy card by following the instructions included in the Notice.
•
“In Person” at the Virtual Annual Meeting: Please follow the instructions for attending the Annual Meeting and voting electronically online during the Annual Meeting posted at www.virtualshareholdermeeting.com/AP2024. You will need the 16-digit control number included on your Notice or proxy card. All votes must be received before the polls close during the Annual Meeting. Voting electronically online during the Annual Meeting will replace any previous votes.

The telephone and Internet voting facilities for the shareholders of record of all shares will close at 11:59 P.M. Eastern Time on June 3, 2024. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or vote on the Internet or by telephone by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

You will be able to vote your shares electronically during the Annual Meeting if you attend virtually.

If you vote by Internet or telephone or return your signed proxy card or voting instruction form, your shares will be voted as you indicate. If you do not indicate how your shares are to be voted on a proposal, if you are a holder of record your shares will be voted, with respect to that proposal, in accordance with the voting recommendations of the Board.

VOTING AS A BENEFICIAL OWNER

As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should follow the voting instructions provided by your broker, bank, or other nominee. You will receive, or be provided access to, proxy materials and voting instructions for each account that you have with a broker, bank, or other nominee. If you wish to change the voting instructions that you provided your broker, bank, or other nominee, you should follow the instructions from your broker, bank, or other nominee.

Beneficial owners may also attend the Annual Meeting and vote electronically online during the Annual Meeting by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/AP2024. If your voting instruction form or Notice indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit control number indicated on that voting instruction form or Notice. Otherwise, shareholders who hold their shares in street name should contact their broker, bank, or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting. All votes must be received before the polls close during the Annual Meeting. Voting electronically online during the Annual Meeting will revoke any previous votes.

Q: Can I revoke or change my vote after I deliver my proxy?

A: Yes. If you are a shareholder of record, you can change your vote or revoke your proxy at any time prior to the voting thereof at the Annual Meeting by:

•
Submitting a valid, later-dated proxy card or voting instruction form;
•
Submitting a valid, subsequent vote by telephone or the Internet at any time prior to 11:59 P.M. Eastern Time on June 3, 2024;
•
Notifying our Corporate Secretary in writing that you have revoked your proxy; or
•
Voting electronically at the virtual Annual Meeting (your attendance at the Annual Meeting will not, in and of itself, revoke your prior proxy).

If your shares are held in a brokerage account in your broker’s name, you should follow the instructions for changing or revoking your vote provided by your broker or nominee.

Q: Is cumulative voting permitted for the election of directors?

A: You have the right to cumulate your votes by distributing a number of votes, determined by multiplying the number of directors to be elected at the Annual Meeting (i.e., three) by the number of your shares as of the close of business on the Record Date, to one individual nominee or among two or more nominees. Unless contrary instructions are provided on the enclosed proxy card or voting instruction form, the persons named as proxies may cast all of their votes “For” or “Withhold” with respect to the nominees or may allocate the votes among the nominees in accordance with their discretion.

Q: What happens if I do not specify how I want my shares voted? What is discretionary voting? What is a broker non-vote?

A: As a shareholder as of the close of business on the Record Date, if you properly complete, sign, date and return a proxy card or voting instruction form, your shares of Common Stock will be voted as you specify. However, if you are a shareholder of record and you return an executed proxy card or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the persons named as proxies will vote your shares:

•
FOR the election of Ms. Elizabeth A. Fessenden, Mr. Michael I. German, and Mr. J. Brett McBrayer to serve as directors for a term that expires in 2027;
•
FOR the Officer Exculpation Amendment Proposal;
•
FOR the Say-on-Pay Proposal; and
•
FOR the BDO Ratification Proposal.

A “broker non-vote” occurs when a broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares. If you own your shares beneficially in street name through a broker and do not provide voting instructions to your broker, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker does not have discretionary authority to vote.

Q: How many shares must be present to conduct business at the Annual Meeting?

A: Holders of at least a majority of the votes that all shareholders are entitled to cast at the Annual Meeting must be represented virtually at the Annual Meeting in order to conduct business. This is called a quorum. If you vote, your shares will be part of the quorum. Abstentions, withheld votes, and broker-non-votes will be counted in determining whether a quorum exists.

The judge of election will determine whether a quorum is present. At the close of business on March 28, 2024, there were 19,865,749 shares of our Common Stock issued and outstanding. Shares are counted as present at the Annual Meeting if:

•
you attend the Annual Meeting; or
•
your shares are represented by a properly authorized and submitted proxy (submitted over the Internet, by telephone or by mail).

If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if you provide voting instructions to your broker, bank, trustee or other nominee and such broker, bank, trustee or other nominee submits a proxy covering your shares. If a quorum is not present, in person or by proxy, at a meeting of shareholders, those present may adjourn from time to time to reconvene at such date, time and place as they may determine.

Q: What is the effect of abstentions and broker non-votes on voting?

A: Abstentions will be counted as present at the Annual Meeting for the purpose of determining a quorum. Because each director nominee will require more “FOR” votes than the director nominees who receive the least number of votes in order to be elected, “withhold” votes have no effect on the outcome of Proposal 1. To approve the Officer Exculpation Amendment Proposal, if a quorum is present, the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock of the Corporation as of the Record Date is required for approval. Abstentions and broker non-votes will have the effect of a vote AGAINST the Officer Exculpation Amendment Proposal. To approve the Say-on-Pay Proposal and the BDO Ratification Proposal, if a quorum is present, the affirmative vote of a majority of the votes cast by all shareholders entitled to vote on a particular matter is required for approval. As a result, abstention votes will have no effect on the outcome of the Say-on-Pay Proposal and BDO Ratification Proposal.

A broker non-vote occurs when the broker is unable to vote on a proposal because the proposal is not routine and the shareholder who owns the shares in “street name” has not provided any voting instructions to the broker on that matter. The rules of the NYSE apply to brokers that are NYSE members voting on matters being submitted to shareholders at the Annual Meeting. Under the rules of the NYSE, if a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. As a result, other than with respect to the BDO Ratification Proposal, brokers are not entitled to vote on any of the proposals at the Annual Meeting without receiving voting instructions from the beneficial owners. Broker non-votes will have no effect on the outcome of Proposals 1 or 3 and will have the effect of a vote AGAINST Proposal 2. If you do not provide voting instructions to your broker holding shares of Common Stock for you, your shares will not be voted with respect to any proposal. We therefore encourage you to provide voting instructions on a proxy card or the voting instruction form provided by the broker that holds your shares, in each case by carefully following the instructions provided.

Q: What vote is required to approve the proposals?

A: ELECTION OF DIRECTORS: Pursuant to our Bylaws, if a quorum is present at the Annual Meeting, with respect to Proposal 1 – “Election of Directors”, directors will be elected by a plurality of the votes cast by shares present in person or by proxy and entitled to vote at the Annual Meeting. “Plurality” means that the three nominees who receive the largest number of “FOR” votes of the shares entitled to be voted in the election for directors will be elected, whether or not they received a majority of votes cast. You may vote “FOR” all Board nominees, “WITHHOLD” your vote as to all Board nominees, or “FOR ALL” Board nominees except the specific nominee from whom you “WITHHOLD” your vote. There is no “against” option. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and “withhold votes” will have no effect on the outcome of Proposal 1.

OFFICER EXCULPATION Amendment PROPOSAL: The approval of the Officer Exculpation Amendment Proposal requires the affirmative vote by the holders of a majority of the voting power of the outstanding shares of Common Stock of the Corporation as of the Record Date when a quorum is present. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal 2, the abstention will have the effect of a vote AGAINST the Officer Exculpation Amendment Proposal. Broker non-votes will have the effect of a vote AGAINST the Officer Exculpation Amendment Proposal.

Say-on-Pay Proposal: The approval of a non-binding, advisory resolution approving the compensation of our named executive officers requires the affirmative vote by the holders of a majority of the votes cast by all shareholders entitled to vote on the proposal at the Annual Meeting when a quorum is present. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal 3, the abstention will have no effect on the outcome of the Say-on-Pay Proposal. Broker non-votes will have no effect on the outcome of the Say-on-Pay Proposal. While the vote on the Say-on-Pay Proposal is advisory and will not be binding on us or the Board, the Board will review the results of the voting on this proposal and take them into consideration when making future decisions regarding executive compensation as we have done in this and previous years.

BDO Ratification Proposal: The ratification of the appointment of BDO requires the affirmative vote by the holders of a majority of the votes cast by all shareholders entitled to vote on the proposal at the Annual Meeting when a quorum is present. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal 4, the abstention will have no effect on the outcome of the BDO Ratification Proposal.

Votes will be tabulated by a judge of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Q: Could other matters be decided at the Annual Meeting?

A: We do not expect any other items of business will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. However, by completing, signing, dating and returning a proxy card or submitting your proxy or voting instructions over the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and of which we did not have notice at least by February 18, 2024, which is 90 days before the anniversary date of our 2023 Annual Meeting of Shareholders, and such persons named as proxies intend to vote on any such other matter in accordance with their best judgment.

Q: Who will count the votes?

A: All votes will be tabulated as required by Pennsylvania law, the state of our incorporation, by the judge of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares held by persons attending the Annual Meeting but not voting and shares represented by proxies that reflect abstentions as to one or more proposals will be counted as present for purposes of determining a quorum. Broker non-votes will not be counted as present for purposes of determining a quorum.

Q: How do I attend the Annual Meeting?

A: The Annual Meeting will be hosted online in a virtual meeting format via live webcast through Broadridge Financial Solutions, Inc. We have designed the virtual Annual Meeting to provide shareholders with substantially the same opportunities to participate as if the Annual Meeting were held in person.

ATTENDANCE

If you were a shareholder at the close of business on the Record Date, you may attend and participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/AP2024 and entering the 16-digit control number included on your Notice, proxy card, or voting instruction form. The Annual Meeting will begin promptly at 10:00 A.M, Eastern Time on June 4, 2024. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:45 A.M., Eastern Time.

The virtual Annual Meeting platform is fully supported across browsers (Edge, Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should confirm that they have a strong internet connection if they plan to attend and/or participate in the Annual Meeting. Attendees are encouraged to log in prior to the Annual Meeting start time and confirm they can hear streaming audio.

Even if you plan to attend and participate in the Annual Meeting, we encourage you to vote your shares in advance using one of the methods described in this Proxy Statement to ensure that your vote will be cast at the Annual Meeting.

ACCESSIBILITY

The virtual Annual Meeting format allows shareholders to communicate with us during the Annual Meeting so they can ask questions of our management and Board, as appropriate. If you wish to submit a question during the Annual Meeting, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/AP2024, typing your question into the “Ask a Question” field, and clicking “Submit.”

Questions pertinent to the Annual Meeting will be answered in the live Question and Answer session during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on the Company’s Investor Relations website, http://www.ampcopittsburgh.com/investors, as soon as practicable after the Annual Meeting. We reserve the right to group questions on the same topic, to edit profanity or other inappropriate language, and to exclude questions regarding topics that are not pertinent to Annual Meeting matters or that are otherwise inappropriate.

Materials for the Annual Meeting, including the rules of conduct and the list of our shareholders of record, will be available during the Annual Meeting at www.virtualshareholdermeeting.com/AP2024. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page for assistance. Technical support will be available beginning approximately 30 minutes prior to the start of the Annual Meeting through its conclusion.

Q: How do I obtain a copy of Ampco’s Annual Report?

A: The Corporation’s 2023 Annual Report to Shareholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 as filed with the SEC, are available at http://www.ampcopittsburgh.com/investors. Copies of the exhibits to the 2023 Annual Report on Form 10-K will also be provided upon written request to Ampco-Pittsburgh Corporation c/o Corporate Secretary at 726 Bell Avenue, Suite 301, P.O. Box 457, Carnegie, PA 15106, free of charge.

Copies of the 2023 Annual Report on Form 10-K and exhibits may also be viewed and downloaded at no cost from the SEC’s website at www.sec.gov. The 2023 Annual Report on Form 10-K does not form any part of the material for soliciting proxies.

Q: Where can I find the voting results of the Annual Meeting?

A: We plan to announce preliminary voting results at the Annual Meeting and to publish final results in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, AND “FOR” PROPOSAL 4.

ELECTION OF DIRECTORS

(Proposal 1)

As of the date of this Proxy Statement, Ampco’s Board comprises eleven members divided into the following three classes:

•
Class of 2024: Mr. Michael I. German, Mr. J. Brett McBrayer, and Mr. Carl H. Pforzheimer, III;
•
Class of 2025: Mr. Robert A. DeMichiei, Ms. Elizabeth A. Fessenden, Mr. William K. Lieberman, and Dr. Laurence E. Paul; and
•
Class of 2026: Mr. James J. Abel, Mr. Fredrick D. DiSanto, Mr. Darrell L. McNair, and Mr. Stephen E. Paul.

Mr. Pforzheimer’s term will end at the Annual Meeting at which point he will not be re-nominated for an additional term, and he will retire from the Board after 42 years of service to Ampco-Pittsburgh. The Board and management of the Corporation express their sincerest gratitude to Mr. Pforzheimer for his service on the Board and as Chair of the Audit Committee. In connection with Mr. Pforzheimer’s retirement, the Board reduced the number of director seats to ten, and re-balanced the director classes to make them as nearly equal as possible to be effective following the Annual Meeting and has nominated Ms. Fessenden to stand for re-election for a three-year term expiring in 2027.

Directors are elected for three-year terms. The terms for each class end in successive years. The Board, upon the recommendation of the Nominating and Governance Committee, has nominated three incumbent directors to stand for re-election for a three-year term expiring in 2027: Ms. Elizabeth A. Fessenden, Mr. Michael I. German, and Mr. J. Brett McBrayer.

Mr. Michael I. German and Mr. J. Brett McBrayer were most recently elected by the shareholders at the 2021 Annual Meeting of Shareholders. Ms. Elizabeth A. Fessenden was most recently elected by the shareholders at the 2022 Annual Meeting of Shareholders.

The Board has determined that each of the foregoing Board nominees qualifies as an independent director under NYSE corporate governance listing standards, except for Mr. McBrayer, who is the Corporation’s Chief Executive Officer.

If any of the Board’s nominees are unable to serve or for good cause will not serve as a director, the Board may choose a substitute nominee. If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by SEC rules. The persons named as proxies will vote for the remaining nominees and substitute nominees chosen by the Board.

Vote Required

Directors will be elected by a plurality of the votes cast. “Plurality” means that the three nominees who receive the largest number of “FOR” votes of the shares entitled to be voted in the election for directors will be elected. Votes that are withheld or shares that are not voted, including broker non-votes, will have no effect on the outcome of the election of directors.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF MS. FESSENDEN, MR. GERMAN, AND MR. MCBRAYER.

Summary of Director Attributes and Skills

Our Board nominees and continuing directors have a diversity of experience that spans a broad range of industries and in the public and not-for-profit sectors. They bring to our Board a wide variety of skills, qualifications and viewpoints that strengthen the Board’s ability to carry out the Board’s oversight role on behalf of our shareholders. In the biographies for our Board nominees and continuing directors below, we describe certain areas of individual expertise that each director brings to our Board.

The table below is a summary of the range of skills and experiences that each continuing director and nominee brings to the Board. Because it is a summary, it does not include all of the skills, experiences, qualifications, and diversity that each director offers, and the fact that a particular experience, skill, or qualification is not listed does not mean that a director does not possess it.

Name	Abel	DeMichiei	DiSanto	Fessenden	German	Lieberman	McBrayer	McNair	L. Paul	S. Paul
Year of Joining Board	2014	2022	2022	2017	2014	2004	2018	2022	2022	2002
Experience:
Finance	X	X	X	X	X	X	X	X	X	X
Industry	X			X	X		X	X	X	X
International	X	X		X			X		X	X
Leadership	X	X	X	X	X	X	X		X	X
Public Company Board	X		X	X	X	X	X		X	X
Risk Management	X	X	X		X	X	X		X
Technology	X	X				X	X

Board Nominees

Nominees for Director Whose Term of Office Expires in 2027:

ELIZABETH A. FESSENDEN

Director Since: 2017

Age at the Annual Meeting: 68

Committees: Compensation Committee (Chair), Executive Committee and Finance and Investment Committee

Career Highlights and Qualifications: Prior to her retirement, Ms. Fessenden spent nearly three decades in corporate leadership roles at Alcoa Inc., including as president of the flexible packaging division and president of primary metals allied businesses. She also served in a number of operations roles with Alcoa. From 2006-2008, she was an operations principal with a private equity firm. Since 2008, she has been the principal of Fessenden Associates, a business consulting company. Ms. Fessenden earned Bachelor’s and Master’s degrees in engineering as well as a Master’s degree in business administration, all from Clarkson University.

Other Current Public Company Directorships: Fluence Energy

Other Current Affiliations: Ms. Fessenden was appointed to the board of directors of Fluence Energy (NASDAQ: FLNC) in October 2021. She also serves on the Board of Plan International, USA, a global girls’ rights organization.

Previous Directorships: Ms. Fessenden was a member of the board of directors of Alpha Metallurgical Resources (NYSE: AMR) from February 2021 through February 2024. She served as a director of Meritor (NYSE: MTOR) from June 2021 to August 2022. Additionally, she served as director of Quarles Petroleum from 2015 to 2021. Ms. Fessenden also served as a director of Cardno (ASX: CDD), from 2014 to 2015 and of O’Brien & Gere, from 2008 to 2014. Ms. Fessenden also served on the advisory board of Alloy Polymers and the board of directors of Polymer Group Inc. (OTC: POLGA).

Attributes and Skills: Ms. Fessenden’s extensive operations experience in the metals industry, her many years of service as a director of companies, and her broad leadership experience led the Board to conclude that she should serve as a director.

MICHAEL I. GERMAN

Director Since: 2014

Age at the Annual Meeting: 73

Committees: Audit Committee, Finance and Investment Committee (Chair) and Nominating and Governance Committee

Career Highlights and Qualifications: Mr. German is the Chief Executive Officer and President of Corning Energy Corporation (formerly known as Corning Natural Gas Holding Corporation and Corning Natural Gas Corporation), a natural gas and electric utilities company, and has served in this role since December 2006. Mr. German has been a director of Corning Natural Gas Holding Corporation since 2014 (and a director of Corning Natural Gas Corporation from 2006 until 2014). Mr. German also serves as president of Corning Natural Gas Appliance Corporation (“Corning Appliance”), Pike County Light & Power Company (“Pike”), and Corning Natural Gas’s joint venture investments, Leatherstocking Gas Company, LLC (“Leatherstocking Gas”) and Leatherstocking Pipeline Company, LLC (“Leatherstocking Pipeline”). Prior to joining Corning Natural Gas, he was senior vice president, utility operations for Southern Union Company where he was responsible for gas utility operations in Missouri, Pennsylvania, Rhode Island, and Massachusetts. From 1994 to 2005, Mr. German held several senior positions at Energy East Corporation, a publicly held energy services and delivery company, including president of several utilities. From 1978 to 1994, Mr. German worked at the American Gas Association, finishing as senior vice president. From 1976 to 1978, Mr. German worked for the US Energy Research and Development Administration. Mr. German received a Bachelor of Arts in History from Trinity College, a Masters of Business Administration from Columbia University and a Juris Doctorate from Boston University Law School.

Other Current Public Company Directorships: Corning Natural Gas Holding Corporation (OTC: CNIG)

Other Current Affiliations: Mr. German serves on the Boards of Directors of Leatherstocking Gas, Leatherstocking Pipeline, Pike, Three River Development Corporation and Northeast Gas Association, as well as the board of trustees of the Adirondack Park Institute.

Previous Directorships: Mr. German served as a director of Pennichuck Corporation from 2008 until 2011.

Attributes and Skills: Mr. German’s experience as the chief executive officer of a public company, his many years of service as a director of companies and his broad leadership experience led the Board to conclude that he should serve as a director.

J. BRETT MCBRAYER

Director Since: 2018

Age at the Annual Meeting: 58

Committees: Executive Committee

Career Highlights and Qualifications: Mr. McBrayer has served as the Corporation’s Chief Executive Officer since July of 2018. He previously served as President and Chief Executive Officer at Airtex Products and ASC Industries, a global manufacturer and distributor of automotive aftermarket and OEM fuel and water pumps, from 2012 through 2017. Airtex Products and ASC Industries, together with its parent company, UCI International LLC, and affiliated companies filed for bankruptcy protection in June 2016, successfully emerging in December 2016. Mr. McBrayer had also served as Vice President and General Manager of the Alcan Cable business at Rio Tinto Alcan, as Vice President and General Manager of the Specialty Metals Division at Precision Cast Parts Corporation, and held positions of various responsibility and leadership during his 20 years with Alcoa, Inc.(NYSE: AA) Mr. McBrayer received a Bachelor of Science in Industrial Engineering from the University of Tennessee and a Master of Arts in Applied Behavioral Science from Bastyr University.

Attributes and Skills: Mr. McBrayer’s extensive experience in global industrial businesses and his broad executive leadership experience led the Board to conclude that he should serve as a director.

Continuing Directors Whose Term of Office Expires in 2026:

JAMES J. ABEL

Director Since: 2014

Age at the Annual Meeting: 78

Committees: Executive Committee (Chair)

Career Highlights and Qualifications: Prior to his retirement, Mr. Abel served as Interim President and Chief Executive Officer of CPI Corporation, an operator of portrait studios, from February 2012 to April 2013 and as a director from 2004 to April 2013. Mr. Abel previously served as President and Chief Executive Officer of Financial Executives International, a firm representing senior financial executives in dealing with regulatory agencies involved with corporate financial reporting and internal controls, from May 2008 to February 2009. Mr. Abel received his M.B.A. in accounting from Purdue University and his B.S. in industrial engineering from St. John's University (NY).

Previous Directorships: Mr. Abel has served as a director of CPI Corporation (OTC: CPICQ) from 2004 until April 2013, and LGL Group, Inc. (NYSE: LGL), a globally-positioned producer of industrial and commercial electronic components and instruments, from 2011 until 2014.

Attributes and Skills: Mr. Abel’s background as a senior executive, his expertise in financial management and his experience with manufacturing operations, as well as his board experience, led the Board to conclude that he should serve as a director.

FREDRICK D. DISANTO

Director Since: 2022

Age at the Annual Meeting: 61

Committees: Finance and Investment Committee

Career Highlights and Qualifications: Mr. DiSanto is the Chair and Chief Executive Officer of The Ancora Group, a holding company that oversees three investment advisors, and has served in such capacities since 2014 and 2006, respectively. Mr. DiSanto was the President and Chief Operating Officer of Maxus Investment Group from 1998 until December of 2000. In 2001, after Maxus Investment Group was sold to Fifth Third Bank, Mr. DiSanto served as Executive Vice President and Manager of Fifth Third Bank’s Investment Advisor Division. Mr. DiSanto has served since 2016 as a director of The Eastern Company, a company that manages industrial businesses that design, manufacture and sell unique engineered solutions to niche markets, and is Chair of the Audit Committee and a member of its Nominating and Corporate Governance Committee. He also currently serves as a director for Regional Brands, Inc., a privately held holding company seeking to acquire substantial ownership in regional companies with strong brand recognition, stable revenues and profitability. Mr. DiSanto previously served on the respective Boards of Directors of Alithya Group Inc., Axia Net Media Corporation and LNB Bancorp, Inc. Mr. DiSanto holds a B.S. in Management Science and an MBA from Case Western Reserve University.

Other Current Public Company Directorships: The Eastern Company (NASDAQ: EML); Regional Brands, Inc. (OTC: RGBD)

Previous Directorships: Alithya Group Inc.; Axia Net Media Corporation; LNB Bancorp, Inc.

Attributes and Skills: Mr. DiSanto is an experienced public company director and has knowledge and background in finance, strategic planning, governance, and international business. Pursuant to the Corporation's obligations under the Cooperation Agreement, the Board concluded that he should serve as a director.

DARRELL L. MCNAIR

Director Since: 2022

Age at the Annual Meeting: 61

Committees: Finance and Investment Committee

Career Highlights and Qualifications: Mr. McNair is currently the President and Chief Executive Officer of the MVP Group of Companies, a privately held group of companies which provide injection molding services, mechanical design engineering services and distribution of foam products to the automotive, medical, industrial, recreational industries and all five branches of the military, since 2000. Previously, Mr. McNair was Executive Director and a member of the board of directors of Detroit Neighborhood & Family Initiative, a non-profit organization sponsored by the Ford Foundation & Southeast Foundation serving various communities in the Detroit area, from 1999 to 2000; Owner & Chief Executive Officer for GERIC Home Health Care, Inc., a home health care organization serving residents in southeast Michigan, from 1996 to 1999; and held various positions at the Ford Motor Company (NYSE: F), an automotive company that designs, manufactures, and markets Ford vehicles worldwide, from 1988 to 1996. Mr. McNair is also currently a member of the board of directors of Medical Mutual of Ohio, the largest health insurance company based in Cleveland, Ohio, since May 2020. Mr. McNair received his M.B.A. in finance and marketing from Baldwin Wallace University and his B.G.S. in political science from Kent State University.

Other Current Affiliations: In addition, Mr. McNair is currently a board member, trustee and counsel to a number of civic and community organizations, including the Cleveland/Cuyahoga County Port Authority, The President’s Council, the Minority Business Financing Advisory Board, University Hospital, Northeast Ohio Medical University, ECM Chemicals, the Greater Cleveland Sports Commission, Crain’s Business Diversity Council, the Cleveland Federal Reserve Local Advisory Council and Jumpstart.

Attributes and Skills: With corporate experience at IBM and Ford, McNair also acquired businesses in the home health care and medical supply, construction, and retail industries throughout his entrepreneurial career. In addition, Mr. McNair has a passion for working with small businesses and mentoring young African males. Professional and personal accomplishments include high level civic engagement, geographic business expansion, peer recognition for humanitarian activities and Black Professional of The Year. Pursuant to the Corporation's obligations under the Cooperation Agreement, the Board concluded that he should serve as a director.

STEPHEN E. PAUL

Director Since: 2002

Age at the Annual Meeting: 57

Committees: Compensation Committee and Finance and Investment Committee

Career Highlights and Qualifications: Mr. Paul has been a managing principal of Laurel Crown Partners, a private investment company, for more than five years. Prior to that he was a Vice President of Business Development at eToys, Inc., a web-based retailer focused exclusively on children’s products, and an Associate at Donaldson, Lufkin and Jenrette, Inc. He became a President of The Louis Berkman Investment Company, a private investment company, in 2013. Mr. Paul holds a bachelor’s degree from Cornell University and a master’s degree in business administration from Harvard Business School.

Other Current Affiliations: Mr. Paul serves on several boards of directors including Pittsburgh Steelers Sports, Inc., a professional sports entertainment organization, and Five Four, Inc., a holding company for fashion brands and services.

Previous Directorships: Mr. Paul served as a director of International Money Express, Inc. (Nasdaq: IMXI), a leading money remittance services company, from July 2018 to September 2020. He also served as a director of Dynacast International Inc., a global manufacturer of small, engineered precision die cast components, from 2012 to 2015 and a director of Morton’s Restaurant Group, Inc. (NYSE: MRG), from 2003 to 2014.

Attributes and Skills: Mr. Paul’s background in investment banking and private equity investment led the Board to conclude that he should serve as a director.

Continuing Directors Whose Term of Office Expires in 2025:

ROBERT A. DEMICHIEI

Director Since: 2022

Age at the Annual Meeting: 59

Committees: Audit Committee

Career Highlights and Qualifications: Mr. DeMichiei is the retired Executive Vice President and Chief Financial Officer of UPMC, a $20B+ nonprofit health system and leading health care provider and insurer. During his time at UPMC, Mr. DeMichiei implemented best practices in controllership, with UPMC achieving voluntary SOX 404 certification in 2006. He also led UPMC’s activity-based costing/service-line implementation and Consumerism initiatives. In addition to Finance, Mr. DeMichiei led the Supply Chain Management and Revenue Cycle functions, driving integration, technology infusion and process improvement/efficiency throughout the organization. Mr. DeMichiei’s teams created a number of healthcare technology solutions, three of which were commercialized and spun-off. Before his 16-year tenure at UPMC, Mr. DeMichiei held various executive roles with the General Electric Company and Price Waterhouse in Pittsburgh. Mr. DeMichiei has a Bachelor’s degree in Business Economics from the University of Pittsburgh.

Other Current Affiliations: Mr. DeMichiei currently serves as a Board Director for Waystar, where he is the Audit, Compliance and ESG Committee Chair, ACSC Management Services, Inc./Automobile Club of Southern California. He also serves as a Strategic Advisor for Health Catalyst (NASDAQ; HCAT). Additionally, Mr. DeMichiei serves on the board of directors and was formerly Board Chair and Finance Committee Chair of the United Way of Southwestern Pennsylvania. He is also on the Board of Trustees at Seton Hill University, where he is the Chair of the Finance Committee, and the board of directors of the Advanced Leadership Institute, where he is the Treasurer and Chair of the Finance and Investment Committee.

Previous Directorships: Mr. DeMichiei served on the board of directors of CombineNet from 2008 to 2010, and Prodigo Solutions from 2008 to 2019.

Attributes and Skills: Mr. DeMichiei’s diverse operational background and experience successfully leading companies through growth and complex change led the Board to conclude that he should serve as a director.

WILLIAM K. LIEBERMAN

Director Since: 2004

Age at the Annual Meeting: 77

Committees: Nominating and Governance Committee (Chair), Compensation Committee and Executive Committee

Career Highlights and Qualifications: Mr. Lieberman has been President of The Lieberman Companies, insurance brokerage and consulting company, for more than five years.

Attributes and Skills: In addition to more than forty years of management experience in the insurance, benefit and risk management areas, Mr. Lieberman has served as a director or trustee of many organizations including charitable companies, hospitals and universities. These qualifications led the Board to conclude that he should serve as a director.

DR. LAURENCE E. PAUL

Director Since: 2022; Previously served as Director from 1998-2018

Age at the Annual Meeting: 59

Committees: Audit Committee

Career Highlights and Qualifications: Dr. Paul has been a managing principal of Laurel Crown Partners, a private investment company, for more than five years. From 1994 to 2001, Dr. Paul worked at Donaldson, Lufkin & Jenrette and then Credit Suisse (NYSE: CS) in investment banking, including as a managing director in the Investment Banking Division. He became a President of The Louis Berkman Investment Company, a private investment company, in 2013. Dr. Paul holds an A.B. in biology from Harvard College, an M.D. from Harvard Medical School and an MBA from Stanford Business School.

Other Current and Prior Affiliations: Dr. Paul is currently a member of the board of directors for several non-profit organizations and portfolio companies including: Harvard Medical School’s Board of Fellows, Harvard Alumni Association, Children’s Hospital of Los Angeles, Pittsburgh Steelers Football Club, Pro Football Hall of Fame, Crew Knitwear, and Vereco. From 2006 to 2017, Dr. Paul was a member of the Board of Governors of the American Red Cross, during which time he served in many roles including Vice Chair of the Board and Chair of the audit committee.

Previous Directorships: Dr. Paul previously served on the board of directors of Ampco-Pittsburgh Corporation from 1998 to 2018. In addition, Dr. Paul served on the boards of directors of Soaring Eagle Acquisition Corp. from February 2021 to September 2021 and Flying Eagle Acquisition Corp. from May 2020 to December 2020.

Attribute and Skills: Dr. Paul has extensive experience in investing, sale of existing entities and general strategic and financial involvement and oversight of companies, including his leadership of international organizations led the Board to conclude that he should serve as a director.

Process of Evaluation of Director Candidates

The Nominating and Governance Committee makes a preliminary review of a prospective candidate’s background, career experience and qualifications based on available information or information provided by an independent search firm which identifies or provides an assessment of a candidate or a shareholder nominating or suggesting a candidate. If a consensus is reached by the committee that a particular candidate would likely contribute positively to the Board’s mix of skills and experiences, and a Board vacancy exists or is likely to occur, the candidate is contacted to confirm his or her interest and willingness to serve. The committee conducts interviews and may invite other Board members or senior Ampco executives to interview the candidate to assess the candidate’s overall qualifications. The committee considers the candidate against the criteria it has adopted in the context of the Board’s then current composition and the needs of the Board and its committees.

Upon completion of this process, the committee reaches a conclusion and reports the results of its review to the full Board. The report includes a recommendation whether the candidate should be nominated for election to the Board. This procedure is the same for all candidates, including director candidates identified by shareholders.

The Nominating and Governance Committee may retain the services of a search firm that specializes in identifying and evaluating director candidates. Services that may be provided by the search firm include identifying potential director candidates meeting criteria established by the committee, verifying information about the prospective candidate’s credentials, and obtaining a preliminary indication of interest and willingness to serve as a Board member.

Upon the recommendation of the Nominating and Governance Committee, the Board nominated each of Ms. Fessenden, Mr. German, and Mr. McBrayer for election to a three-year term as director by the shareholders at the Annual Meeting.

Director Compensation

Our non-employee director compensation program is designed to attract and retain outstanding director candidates who have the requisite experience and background as set forth in our Corporate Governance Guidelines, and to recognize the substantial time and effort necessary to exercise oversight of a complex organization like Ampco and fulfill the other responsibilities required of our directors. Mr. McBrayer, our sole employee director, does not receive additional compensation for his Board service.

The Compensation Committee reviews director compensation periodically, but at least once every three years, and recommends changes to the Board when it deems appropriate. The Compensation Committee regularly engages an independent compensation consultant, Pay Governance LLC, to advise the committee with respect to our director compensation program. In connection with its review, Pay Governance LLC assesses the structure of our director compensation program compared to competitive market practices of similarly situated companies. Based on the market information and recommendations provided to the Compensation Committee by Pay Governance LLC, the committee recommended and the Board approved, the Ampco-Pittsburgh Corporation's Non-Employee Director Compensation Policy (the "Policy") effective May 1, 2022 more fully described below.

Director Fees

In 2023, each director who was not employed by the Corporation received an annual retainer of $50,000, payable quarterly in cash in equal installments. Under the Policy, a non-employee director may elect to receive 100% of the value of the annual retainer in equity in lieu of the cash retainer. Director German elected to receive equity in lieu of the cash retainer in 2023. The Board Chair received an additional $60,000 fee, the Chair of the Audit Committee received an additional $15,000 annual fee, the Chair of the Compensation Committee received an additional $10,000 fee, the Chair of the Nominating and Governance Committee received an additional $7,500 fee, and the Chair of the Finance and Investment Committee received an additional $7,500 fee. Further, members of Board committees received the following additional fees in lieu of per meeting fees: $7,500 for the Audit Committee, $5,000 for the Compensation Committee, $3,750 for the Nominating and Governance and the Finance and Investment Committees. Directors do not receive additional meeting fees for Board or committee meetings.

Each non-employee director is also entitled to receive an annual stock award. Under our non-employee director compensation program, this annual stock award is supposed to be valued at $70,000 and is usually based on the closing price of our Common Stock on grant date. However, in order to align the compensation paid to our non-employee directors with the Corporation's performance, the Corporation determined the number of shares of Common Stock subject to the 2023 annual stock award based on a per share price of $5.50, rather than $2.79, the closing price of our Common Stock on the date of grant. This reduction substantially limited the number of shares granted in a low stock price environment. This resulted in our non-employee directors receiving an annual stock award worth $30,800 approximately 49% fewer shares and corresponding grant value than that which would have been granted had the Compensation Committee used the closing price of our Common Stock on the date of grant, generally consistent with historical practice. The shares of restricted stock vest on the one-year anniversary of the grant date.

The following table describes the components of compensation for non-employee directors:

Annual Compensation Element	2023 Amount ($)
Cash Retainer for Non-employee Directors	50,000
Annual Equity Award for Non-employee Directors	70,000
Other Annual Cash Fees:
Board Chair Fee	60,000
Audit Committee Chair Fee (including Audit Committee Member Fee)	15,000
Audit Committee Member Fee	7,500
Compensation Committee Chair Fee (including Compensation Committee Member Fee)	10,000
Compensation Committee Member Fee	5,000
Nominating and Governance Committee Chair Fee (including Nominating and Governance Committee Member Fee)	7,500
Nominating and Governance Committee Member Fee	3,750
Finance and Investment Committee Chair Fee (including Finance and Investment Committee Member Fee)	7,500
Finance and Investment Committee Member Fee	3,750

2023 Director Compensation

The table below summarizes the director compensation earned by non-employee directors of the Corporation in 2023:

Name	Fees Earned or Paid in Cash($)(1)	Stock Awards ($)(2)	Other Compensation ($)	Total ($)
James J. Abel	97,500	70,004	—	167,504
Robert A. DeMichiei	45,000	70,004	—	115,004
Fredrick D. DiSanto	41,250	70,004	—	111,254
Elizabeth A. Fessenden	63,750	70,004	—	133,754
Michael I. German	18,750	120,004 (3)	—	138,754
William K. Lieberman	62,500	70,004	—	132,504
Darrell L. McNair	53,750	70,004	—	123,754
Laurence E. Paul	57,500	70,004	—	127,504
Stephen E. Paul	58,750	70,004	—	128,754
Carl H. Pforzheimer, III (4)	56,250	70,004	—	126,254

(1)
This column reflects annual cash retainer fees, including committee chair fees, as well as committee membership fees paid to each listed director.
(2)
This column reflects the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of the stock awards granted to directors. The assumptions made in calculating the grant date fair values are set forth in Note 18 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.
(3)
Director German chose to receive the annual retainer in equity in lieu of cash again in 2023. Accordingly, Mr. German was awarded restricted stock of 9,091 on May 18, 2023.
(4)
Mr. Pforzheimer’s term will expire at the Annual Meeting, and he will retire from the Board.

Directors’ Alignment with Shareholders; Stock Ownership Guidelines

We have a long-standing approach of compensating executive officers and directors in part with stock awards and encouraging retention of stock acquired through such awards or by market purchases. We believe retention of stock creates a long-term perspective and aligns the interests of our directors and executive officers with those of our shareholders.

In 2020, the Board, upon the recommendation of the Compensation Committee, adopted new Stock Ownership Policy Guidelines requiring, among other things, non-employee Directors to hold stock at a target level of three times their annual cash retainer, or $150,000 for 2023.

Directors who were not in compliance with the ownership value requirement were not permitted to sell or transfer more than 50% of shares issued as part of the Corporation’s annual equity award for non-employee directors.

The following table shows the value of each non-employee director’s holdings in Ampco Common Stock as of March 6, 2024, based on the closing price of our Common Stock on NYSE on that date.

Non-employee Directors	Number of Shares Held (1)	Value of Shares Held ($)	Ownership in Excess of Required Amount
James J. Abel	125,090	327,736	X
Robert A. DeMichiei (2)	52,729	138,150
Fredrick D. DiSanto (2)	59,905	156,951	X
Elizabeth A. Fessenden	90,094	236,046	X
Michael I. German	166,214	435,481	X
William K. Lieberman	50,456	132,195
Darrell J. McNair (2)	32,096	84,092
Laurence E. Paul (2)	58,912	154,349	X
Stephen E. Paul	100,036	262,094	X
Carl H. Pforzheimer, III	144,411	378,357	X

(1)
The number of shares held included in this column include stock owned directly or in revocable trust, stock owned jointly with, or separately, by a spouse and/or minor child, unvested restricted stock units, and performance shares that have achieved performance conditions.
(2)
Mr. DiSanto, Mr. McNair, and Dr. Paul joined the Board in February of 2022. Mr. DeMichiei was elected to the Board at the Annual Meeting of Shareholders on May 5, 2022. Although there is no set period of time for Directors to achieve compliance with the stock ownership guidelines, Directors are not permitted to sell or transfer more than 50% of any Corporation-granted shares unless levels are met; rather the Compensation Committee will review progress on an annual basis in the first quarter to ensure that all Directors are making continuous progress toward required ownership levels.

Prohibitions Against Short Sales, Hedging, Margin Accounts and Pledging

We have adopted an Insider Trading Policy, which prohibits members of the Board from pledging, engaging in short sales or hedging transactions with respect to any of their Ampco securities. In addition, our directors are prohibited from holding Ampco securities in margin accounts that permit hedging arrangements or hold more than 0.05% of all outstanding shares of Ampco Common Stock. The policy continues to align the interests of our directors with those of our shareholders.

CORPORATE GOVERNANCE

Corporate Governance Summary

Presented below are some highlights of our corporate governance practices and policies. You can find further details about these and other corporate governance practices and policies in the following pages of this Proxy Statement.

•
Our Board is currently comprised of eleven directors, ten of whom have been determined by the Board to be independent. Following the Annual Meeting, the number of director seats will be reduced to ten, nine of whom have been determined by the Board to be independent. We are party to a Cooperation Agreement, pursuant to which the Board nominated Fredrick D. DiSanto and Darrell L. McNair at the 2023 Annual Meeting to serve as directors of the Corporation as members of the class of directors having a term expiring at the 2026 Annual Meeting and our shareholders elected Mr. DiSanto and Mr. McNair as members of the class of 2026. The Cooperation Agreement will terminate upon the earlier of (i) the date that is 30 days prior to the deadline for submission of shareholder nominations for the 2026 Annual Meeting and (ii) the date that is 100 days prior to the first anniversary of the 2025 Annual Meeting.
•
The Board has adopted Corporate Governance Guidelines which cover a wide range of subjects, such as the role of the Board and its responsibilities, operations and committees, director qualifications, director compensation, Board and management evaluation and succession planning and director orientation and continued education. The Corporate Governance Guidelines, as well as the charters of the Board's Audit, Compensation and Nominating and Governance Committees, and also, the Corporation's Code of Business Conduct and Ethics for directors, officers and employees are available on the Corporation's website at www.ampcopittsburgh.com.
•
We currently have separate non-executive Board Chair and Chief Executive Officer roles.
•
All of the Board’s standing committees, other than the Executive Committee, are composed entirely of independent directors, and each such standing committee has a written charter that is reviewed and reassessed annually.
•
Our Board oversees the Corporation's risk management function, which covers, among other things, financial risk, legal/compliance risk, operational/strategic risk, reputational risk, emerging risk, cybersecurity risk and fraud risk, and utilizes key insights from the Audit Committee, Compensation Committee and Nominating and Governance Committee. In December 2023, the Corporation formed the Cybersecurity Materiality Assessment Team, a multi-disciplinary committee consisting of our senior managers in operations, financing/accounting, information technology and risk management/human resources, which manages disclosure with respect to cybersecurity risk under the oversight of the Audit Committee.
•
The Board routinely meets in executive session, both with the Corporation’s Chief Executive Officer and with only the non-employee directors.
•
The Nominating and Governance Committee periodically reviews qualifications for directors to our Board; in connection with an upcoming election of directors or vacancy on our Board, identifies candidates to serve as directors on the basis of such criteria; and recommends candidates to the Board for nomination on the basis of such criteria. The Nominating and Governance Committee and the Board consider director candidates recommended by shareholders on the same basis as other candidates.
•
The Bylaws allow shareholders to cumulate votes in the election of directors.
•
The Board annually reviews the Corporation’s succession plans for Executives.
•
We have an annual self-evaluation process for the Board and each standing committee, other than the Executive Committee.
•
Our internal audit function reports directly to the Audit Committee.
•
We annually ask our shareholders to ratify the Audit Committee’s selection of the Corporation’s independent auditors.
•
Since the inception of the shareholder advisory vote regarding Say-on-Pay, the Corporation has allowed for such a vote annually and has received a favorable voting result each year.
•
Our Insider Trading Policy prohibits directors, officers and employees from hedging or short selling any of their Ampco securities. In addition, our directors and executive officers subject to Section 16 of the Securities Exchange

Act of 1934, as amended (the “Exchange Act”) are prohibited from holding Ampco securities in margin accounts that permit hedging arrangements or hold more than 0.05% of all outstanding shares of Ampco Common Stock.
•
The Board adopted a clawback policy (the “Clawback Policy”), effective as of October 2, 2023, administered by the Compensation Committee, which applies to current and former executive officers of the Corporation as defined in Rule 10D-1 and participants in the Corporation’s short- and long-term incentive compensation plans (each an “Affected Person”), promulgated under the Exchange Act. Under the Clawback Policy, if the Corporation is required to prepare an accounting restatement to correct the Corporation's material noncompliance with any financial reporting requirement under securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (collectively, a “Restatement”), the Corporation is obligated to recover erroneously awarded incentive-based compensation received from the Corporation by Affected Persons. Under the Clawback Policy, each executive officer of the Corporation and each participant in our short- and long-term incentive compensation plans is also subject to the clawback of incentive-based compensation if (a) a Restatement is required as a result of any fraud or intentional misconduct by such person, or (b) the Compensation Committee determines in its discretion that a lower amount of incentive-based compensation would have been paid to such person, but for the error giving rise to the restatement giving such person erroneously awarded compensation as a result.
•
The Board has adopted a policy prohibiting excise tax gross-ups of perquisites pursuant to which the Corporation is prohibited from making any tax gross-up payments to executive officers, except for gross-ups applicable to management employees generally, such as a relocation reimbursement policy.
•
The Board has adopted a whistleblower policy to protect any employee who, in good faith, reports incidents of unethical business conduct, violations of laws or accounting standards, internal accounting controls or audit standards or public health and safety dangers to employees.
•
The Board has adopted Stock Ownership Policy Guidelines for the Corporation’s Directors and Executive Officers (“D&Os”) to align their interests with our shareholders and instill in our D&Os a meaningful economic interest in future performance.
•
The Corporation has an active and responsive investor relations program. In addition to timely earnings reporting and regular public conference calls, the Corporation deploys strategies to communicate the Corporation’s value proposition to the investment community. The firm also conducts investor outreach events, such as participation at independent investor conferences, non-deal roadshows, and other communications, providing an opportunity to engage with large groups of investors and prospective investors. The Corporation produces additional investor presentation materials supporting these events and makes them public via posting them to its investor relations website and/or filings with the SEC if and when appropriate.

Board Independence

The Board has adopted standards to assist it in evaluating the independence of its directors, which may be categorized as: (1) compliance with NYSE’s listing requirements, (2) non-material relationships with the Corporation, and (3) other facts and circumstances. The standards are attached to the Corporate Governance Guidelines which are available on the Corporation’s website at www.ampcopittsburgh.com. After evaluating each director on the basis of these standards, the Board has determined that James J. Abel, Robert A. DeMichiei, Fredrick D. DiSanto, Elizabeth A. Fessenden, Michael I. German, William K. Lieberman, Darrell L. McNair, Laurence E. Paul, Stephen E. Paul and Carl H. Pforzheimer, III do not have material relationships with the Corporation (other than as members of the Board) and are independent within the meaning of the Corporation’s independence standards and those of the NYSE.

Audit Committee members must meet additional independence standards under NYSE listing standards and rules of the SEC. Specifically, Audit Committee members may not receive any consulting, advisory or compensatory fees other than their directors’ compensation. The Board has also determined that each member of the Audit Committee satisfies the enhanced standards of independence applicable to Audit Committee members under NYSE listing standards and SEC rules.

The Board has determined in its judgment that the Compensation Committee is composed entirely of independent directors within the Corporation’s independence standards and those of the NYSE. In making its determination, the Board considered, among other things, the factors applicable to members of the Compensation Committee pursuant to NYSE listing standards and Rule 10C-1 of the Exchange Act.

Leadership Structure

Mr. J. Brett McBrayer is the Corporation’s Chief Executive Officer and is responsible for the day-to-day operation of the Corporation. Mr. James J. Abel serves as non-executive Board Chair, and in such capacity presides at all meetings of our Board and serves as a conduit between the Board and management. The Board believes that this leadership structure is appropriate for the Corporation at this time because it:

•
allows for independent oversight of management,
•
increases management accountability, and
•
encourages an objective evaluation of management’s performance relative to compensation.

The Board will assess periodically whether the roles should be separated or combined based on its evaluation of what is in the best interests of the Corporation and its shareholders.

Director Nominating Procedures

The Corporation’s Corporate Governance Guidelines and its Nominating and Governance Committee Charter charge the Nominating and Governance Committee with selecting nominees for election to the Board and with reviewing, at least annually, the qualifications of new and existing members of the Board. The Nominating and Governance Committee also considers the extent to which such members may be considered “independent” within the meaning of applicable NYSE rules, as well as other appropriate factors, including overall skills and experience.

From time to time, the Nominating and Governance Committee will seek to identify potential candidates for director nominees and will consider potential candidates proposed by other members of the Board, by management of the Corporation or by shareholders of the Corporation.

In considering candidates submitted by shareholders of the Corporation, the Nominating and Governance Committee will take into consideration the needs of the Board and the candidate’s qualifications. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must provide the information set forth in, and otherwise comply with, Section 17 of Article II of the Bylaws. Any notice of director nomination submitted to the Corporation must also comply with Rule 14a-19(b) of the Exchange Act.

The shareholder recommendation and information described above must be sent to Ampco-Pittsburgh Corporation c/o Corporate Secretary at 726 Bell Avenue, Suite 301, P.O. Box 457, Carnegie, PA 15106 and, in order to allow for timely consideration, must be received not less than 90 days in advance of the anniversary date of the Corporation’s most recent annual meeting of shareholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the Committee may review and consider publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board and the Nominating and Governance Committee believes that the candidate has the potential to be a good candidate, the Nominating and Governance Committee would seek to gather information from or about the candidate. Such information may include information gathered through one or more interviews as appropriate and review of his or her accomplishments and qualifications generally, in light of any other candidates that the Nominating and Governance Committee may be considering. The Nominating and Governance Committee’s evaluation process does not vary based on whether the candidate is recommended by a shareholder. Although the Nominating and Governance Committee does not have a formal written diversity policy, it considers the diversity of our Board to be a priority and considers Board diversity as a whole, including the skills, background and experience of our directors.

Director Terms

The Board is divided into three classes, and the directors in each class serve for three-year terms unless there is a need to adjust the number of Directors in a class or they are unable to continue to serve due to death, resignation, retirement or disability or are otherwise removed from office during such term. The term of one class of directors expires each year at the Corporation’s annual meeting of shareholders. The Board may fill a vacancy by electing a new director to the same class as the director being replaced or by reassigning a director from another class. The Board also may create a new director position in any class and elect a director to hold the newly created position. In accordance with our Amended and Restated Articles of Incorporation, all directors elected to fill vacancies shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been elected expires.

Voting for Directors

The Bylaws provide for cumulative voting in the election of directors. Accordingly, shareholders have the right to cumulate their votes by distributing a number of votes, determined by multiplying the number of directors to be elected at the Annual Meeting (i.e., three) by the number of shares owned by such shareholder as of the close of business on the Record Date, to one individual nominee or among two or more nominees.

Board’s Role in Risk Oversight

The Board as a whole is responsible for risk management oversight of the Corporation and ensuring that management develops sound business strategies. The involvement of the full Board in setting the Corporation’s business strategy and objectives is integral to the Board’s assessment of our risk profile and also a determination of what constitutes an appropriate level of risk and how best to manage any such risk. This involves receiving reports and/or presentations from applicable members of management, the Chief Risk Officer, Chief Information Officer, and the committees of the Board. The full Board continually evaluates risks such as financial risk, legal/compliance risk, operational/strategic risk, reputational risk, emerging risk, cybersecurity risk and fraud risk and addresses individual risk issues with management throughout the year as necessary.

While the Board has the ultimate oversight responsibility for the risk management process, the Board delegates responsibility for certain aspects of risk management to its standing committees. In particular, the Audit Committee focuses on enterprise risks and related controls and procedures, including financial reporting, fraud and regulatory risks, as well as oversight of cybersecurity and information technology risk management. In December 2023, the Corporation formed the Cybersecurity Materiality Assessment Team, a multi-disciplinary committee consisting of our senior managers in operations, financing/accounting, information technology and risk management/human resources, which manages disclosure with respect to cybersecurity risk under the oversight of the Audit Committee. The Compensation Committee strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with the Corporation’s strategy and objectives. The Nominating and Governance Committee is responsible for overseeing the Corporation’s corporate governance and corporate governance principles.

Executive Sessions

The non-management directors have regularly scheduled executive sessions, both with and without the Chief Executive Officer. Any security holder who wants to communicate directly with the presiding director, currently our Board Chair, or the non-management directors as a group can do so by following the procedure below under "Communications with Directors”.

Communications with Directors

The Board has established a process to receive communications from shareholders and other interested parties. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or such individual or group or committee and sent to Ampco-Pittsburgh Corporation c/o Corporate Secretary at 726 Bell Avenue, Suite 301, P.O. Box 457, Carnegie, PA 15106. Communications sent in this manner will be reviewed by the office of the Corporate Secretary for the purpose of determining whether the contents represent a message to one or more of the Corporation’s directors. Depending on the subject matter, the Corporate Secretary may attempt to handle the inquiry directly, such as when it is a request for information about the Corporation or a stock-related matter. The Corporate Secretary also may not forward the communication if it is primarily commercial in nature or it relates to an improper or irrelevant topic.

Annual Meeting Attendance

The Corporation encourages its directors to attend the Annual Meeting of the Corporation’s shareholders. All of the directors then in office were in attendance at the 2023 Annual Meeting.

BOARD COMMITTEES

Summary

During 2023, the Board had five standing committees: Audit Committee, Compensation Committee, Executive Committee, Nominating and Governance Committee and Finance and Investment Committee. In March 2023, the Board determined to discontinue the Business Improvement Advisory Committee. The Board makes committee and committee chair assignments annually at its meeting immediately preceding the annual meeting of shareholders, although further changes to committee assignments may be made from time to time as deemed appropriate by the Board. The Nominating and Governance Committee Charter, the Compensation Committee Charter, the Audit Committee Charter, and the Corporate Governance Guidelines are available on the Corporation’s website at www.ampcopittsburgh.com.

The current composition of the Board and each committee of the Board is set forth below:

Director	Audit Committee	Compensation Committee	Executive Committee	Finance and Investment Committee	Nominating and Governance Committee	Board of Directors
James J. Abel			C			C
Robert A. DeMichiei	X					X
Fredrick D. DiSanto				X		X
Elizabeth A. Fessenden		C	X	X		X
Michael I. German	X			C	X	X
William K. Lieberman		X	X		C	X
J. Brett McBrayer			X			X
Darrell L. McNair				X		X
Laurence E. Paul	X					X
Stephen E. Paul		X		X		X
Carl H. Pforzheimer, III	C		X		X	X
2023 Meetings	6	5	0	6	4	8

X—Member

C—Chair

All of the directors attended at least 83% of the applicable Board and Committee meetings in 2023.

The non-management directors meet separately in regularly scheduled executive sessions without members of management present, except to the extent that the non-management directors request the attendance of one or more members of management. The Board Chair presides over meetings of the non-management directors.

Audit Committee

The Audit Committee held six meetings in 2023 and presently consists of four directors: Carl H. Pforzheimer, III (Chair), Robert A. DeMichiei, Michael I. German and Laurence E. Paul. Upon Mr. Pforzheimer’s retirement from the Board, Mr. DeMichiei will be appointed as the Chair of the Audit Committee and the size of the Audit Committee will be reduced to three directors. None of the Audit Committee members is now, or has within the past five years been, an employee of the Corporation. The Board has determined that none of the members of the Audit Committee have any financial or personal ties to the Corporation (other than director compensation and equity ownership as described in this Proxy Statement) and that they meet the NYSE and SEC standards for independence applicable to members of the Audit Committee.

The Audit Committee reviews the Corporation’s accounting and reporting practices, including internal control procedures, and maintains a direct line of communication with the Directors and the independent accountants. The Audit Committee also is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by our independent registered public accounting firm, as well as evaluating the performance of our internal audit function and our financial reporting processes. The Audit Committee also has oversight responsibility for the Corporation's cybersecurity and information technology risk management.

The Board has determined that each of Mr. Pforzheimer and Mr. DeMichiei meet the SEC criteria to be deemed an “audit committee financial expert” and meets the NYSE standard of having accounting or related financial management expertise. Each member of the Audit Committee is financially literate.

Business Improvement Advisory Committee

The Business Improvement Advisory Committee supports and makes recommendations to the Board and supports management’s review of business improvements and enhancements for the Corporation. The Business Improvement Advisory Committee met once in 2023. Prior to being discontinued, the Business Improvement Advisory Committee was comprised of the following six directors: Fredrick D. DiSanto (Chair), James J. Abel, Michael I. German, Darrell L. McNair, Laurence E. Paul and J. Brett McBrayer. In March 2023, the Board determined not to continue the Business Improvement Advisory Committee.

Compensation Committee

The Compensation Committee met five times in 2023 and is comprised of three directors: Elizabeth A. Fessenden (Chair), William K. Lieberman and Stephen E. Paul. The Compensation Committee is responsible for reviewing and recommending to the Board compensation programs and policies and reviewing and recommending to the Board the participation of executives and other key management employees in the various compensation plans of the Corporation.

The Compensation Committee, under the terms of its charter, has the sole authority to retain, approve fees and other terms for, and terminate any compensation consultant used to assist the Compensation Committee in executive compensation matters. The Compensation Committee also may obtain advice and assistance from internal or external legal, accounting or other advisors. In 2023, the Compensation Committee engaged Pay Governance LLC as its independent provider of compensation consulting services for decisions relating to 2023 compensation. The Compensation Committee can also utilize external legal advisors and assesses the independence of its advisors.

In 2020, the Compensation Committee was given oversight of aspects of the Corporation’s human capital management strategy that it may deem of importance to the long-term sustainability of the Corporation. The Compensation Committee is also the administrator of the Clawback Policy as of 2023.

Certain executive officers of the Corporation attend meetings of the Compensation Committee from time to time and are given the opportunity to express their views on executive compensation matters.

Each member of the Compensation Committee is a “non-employee director” of the Corporation as defined under Rule 16b-3 of the Exchange Act, and each member is also an “outside director” for the purposes of the corporate compensation provisions contained in Section 162(m) of the Internal Revenue Code.

None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of the Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Executive Committee

The Executive Committee did not meet in 2023. It is comprised of the following five directors: James J. Abel (Chair), Elizabeth A. Fessenden, William K. Lieberman, Carl H. Pforzheimer, III, and J. Brett McBrayer. Upon Mr. Pforzheimer’s retirement from the Board, Mr. DeMichiei will be appointed to the Executive Committee. The Executive Committee is responsible for providing guidance and counsel to the Corporation’s management team on significant matters affecting the Corporation and taking action on behalf of the Board where required in exigent circumstances, such as where it is impracticable or infeasible to convene, or obtain the unanimous written consent of the full Board.

Finance and Investment Committee

The Investment Committee met six times in 2023 and is presently comprised of the following five directors: Michael I. German (Chair), Fredrick D. DiSanto, Elizabeth A. Fessenden, Darrell L. McNair and Stephen E. Paul. The Finance and Investment Committee is principally responsible for making recommendations to the Board in connection with the Corporation’s investment guidelines, investment asset allocations, and financing activities.

Nominating and Governance Committee

The Nominating and Governance Committee met four times in 2023 and was comprised of three directors: William K. Lieberman (Chair), Michael I. German and Carl H. Pforzheimer, III. Upon Mr. Pforzheimer’s retirement from the Board, Mr. DeMichiei will be appointed to the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for identifying individuals qualified to become directors and recommending candidates for membership on the Board and its committees, developing and recommending to the Board the Corporation’s corporate governance policies and reviewing the effectiveness of board governance, including overseeing an annual assessment of the performance of the Board and each of its committees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of More Than Five Percent

The following table sets forth information, to the extent known by the Corporation, concerning individuals (other than directors or officers of the Corporation) or entities holding more than five percent of the outstanding shares of the Corporation’s Common Stock. The “percent of class” in the table below is calculated based upon 19,865,749 shares outstanding as of March 28, 2024.

Name of beneficial owner	Amount and nature of beneficial ownership		Percent of class
Mario J. Gabelli (and entities which he controls or for which he acts as chief investment officer) One Corporate Center Rye, NY 10580	5,084,218	(1)	24.12%
The Louis Berkman Investment Company 600 Grant Street, Suite 3230 Pittsburgh, PA 15219	4,196,219	(2)	19.96%
Ancora Funds, Ancora Alternatives, Ancora Holdings and Mr. Fredrick DiSanto 6060 Parkland Blvd Suite 200 Cleveland, OH 44124	1,128,436	(3)	5.68%

(1)
According to the amended Schedule 13D filed on November 22, 2022, Mario J. Gabelli beneficially owns 5,084,218 shares of our Common Stock of which he has sole voting power with respect to 5,010,218 shares and sole dispositive power with respect to 5,084,218 shares. Of the 5,084,218 common shares reported as beneficially owned, 1,211,020 are pursuant to Warrants to purchase common shares.
(2)
According to the amended Schedule 13D filed on November 28, 2022, The Louis Berkman Investment Company beneficially owns 4,196,219 shares of our Common Stock and has sole voting and dispositive power with respect to such shares. Of the 4,196,219 common shares reported as beneficially owned, 1,161,427 are pursuant to Warrants to purchase common shares held by The Louis Berkman Investment Company which are exercisable prior to their expiration on August 1, 2025. Dr. Laurence E. Paul and Stephen E. Paul, each a director of the Corporation, own 34.22% and 33.82%, respectively, of The Louis Berkman Investment Company’s non-voting stock, held in various trusts.
(3)
According to the Schedule 13D filed with the SEC on January 7, 2022 and amended on each of February 10, 2022 and March 31, 2023, Ancora Merlin, LP has shared voting and dispositive power for 49,705 shares, Ancora Merlin Institutional, LP has shared voting and dispositive power for 484,535 shares, Ancora Catalyst, LP has shared voting and dispositive power for 42,774 shares, Ancora Catalyst Institutional, LP has shared voting and dispositive power for 491,517 shares, Ancora Alternatives LLC has shared voting and dispositive power for 1,068,531 shares, Ancora Holdings Group, LLC has shared voting and dispositive power for 1,068,531 shares and Fredrick DiSanto has shared voting shares and dispositive power for 1,068,531 shares. In addition, Mr. DiSanto beneficially owns 47,177 shares directly and 12,728 shares of restricted stock that will vest within sixty days.

Director and Executive Officer Stock Ownership

The following table sets forth as of March 28, 2024, information concerning the beneficial ownership of the Corporation’s Common Stock by the Directors and Named Executive Officers and all Directors and Executive Officers of the Corporation as a group. The “percent of class” in the table below is calculated based upon 19,865,749 shares outstanding as of March 28, 2024.

Name of beneficial owner	Amount and nature of beneficial ownership		Percent of class
Stephen E. Paul	4,315,508	(1)	20.49%
Laurence E. Paul	4,265,456	(2)	20.26%
Fredrick D. DiSanto	1,128,436	(3)	5.68%
J. Brett McBrayer	277,321	(4)	1.39%
Michael I. German	216,328	(5)	1.09%
Carl H. Pforzheimer, III	144,411	(6,7)	*
James J. Abel	142,171	(8)	*
Michael G. McAuley	124,074	(9)	*
Samuel C. Lyon	113,169	(10)	*
Elizabeth A. Fessenden	90,094	(11)	*
William K. Lieberman	50,456	(12)	*
Robert A. DeMichiei	52,729	(13)	*
Darrell L. McNair	32,096	(14)	*
Directors and Executive Officers as a group (14 persons)	6,790,187	(15)	31.75%

* Less than 1%

(1)
Represents 87,308 shares owned directly, 12,728 shares of restricted stock that will vest within sixty days, 19,253 shares pursuant to Warrants to purchase common shares held directly by Mr. Paul, 3,034,792 shares owned by The Louis Berkman Investment Company and 1,161,427 shares pursuant to Warrants to purchase common shares held by The Louis Berkman Investment Company. Mr. Paul is a President of The Louis Berkman Investment Company and is a trustee of various trusts which own 33.82% of its non-voting stock.
(2)
Represents 46,184 shares owned directly, 12,728 shares of restricted stock that will vest within sixty days, 10,325 shares pursuant to Warrants to purchase common shares held directly by Dr. Paul, 3,034,792 shares owned by The Louis Berkman Investment Company and 1,161,427 shares pursuant to Warrants to purchase common shares held by The Louis Berkman Investment Company. Dr. Paul is a President of The Louis Berkman Investment Company and is a trustee of various trusts which own 34.22% of its non-voting stock.
(3)
Represents 47,177 shares held directly and 12,728 shares of restricted stock that will vest within sixty days. According to the 13D filed with the SEC on December 28, 2021 and amended on each of February 10, 2022 and March 31, 2023, Ancora Merlin, LP has shared voting and dispositive power for 49,705 shares, Ancora Merlin Institutional, LP has shared voting and dispositive power for 484,535 shares, Ancora Catalyst, LP has shared voting and dispositive power for 42,774 shares, Ancora Catalyst Institutional, LP has shared voting and dispositive power for 491,517 shares, Ancora Alternatives LLC has shared voting and dispositive power for 1,068,531 shares, Ancora Holdings Group, LLC has shared voting and dispositive power for 1,068,531 shares and Fredrick DiSanto has shared voting and dispositive power for 1,090,350 shares.
(4)
Represents 217,505 shares held directly and 59,816 shares of restricted stock units that will vest within sixty days.
(5)
Represents 134,395 shares held directly, 10,000 shares held jointly with spouse, 21,819 shares of restricted stock that will vest within sixty days and 50,114 shares pursuant to Warrants to purchase Common Stock.
(6)
Carl H. Pforzheimer, III’s term will end at the Annual Meeting and he will retire from the Board.
(7)
Includes 128,655 shares held directly, 1,514 shares held by a trust of which he is a trustee and principal beneficiary, and 1,514 shares held by a trust of which he is a trustee in which he disclaims beneficial ownership and 12,728 shares of restricted stock that will vest within sixty days.
(8)
Represents 112,362 shares held directly, 12,728 shares of restricted stock that will vest within sixty days and 17,081 shares pursuant to Warrants to purchase Common Stock.
(9)
Represents 96,001 shares held directly with the total number of shares rounded up to the nearest whole number of shares, 20,213 restricted stock units that will vest within sixty days and 7,860 shares pursuant to Warrants to purchase Common Stock.
(10)
Represents 89,094 shares held directly and 19,892 restricted stock units that will vest within sixty days and 4,183 shares pursuant to Warrants to purchase Common Stock.
(11)
Represents 77,366 shares held directly and 12,728 shares of restricted stock that will vest within sixty days.

(12)
Represents 12,728 shares held directly, 25,000 shares held jointly with spouse and 12,728 shares of restricted stock that will vest within sixty days.
(13)
Represents 40,001 shares held directly and 12,728 shares of restricted stock that will vest within sixty days.
(14)
Represents 12,728 shares held directly, 6,640 shares held by a trust of which he is a trustee and 12,728 shares of restricted stock that will vest within sixty days.
(15)
Excludes double counting of shares deemed to be beneficially owned by more than one director.

Unless otherwise indicated, the individuals named have sole investment and voting power.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires directors and officers of the Corporation and beneficial owners of more than 10% of its Common Stock file reports with the SEC with respect to changes in their beneficial ownership of equity securities of the Corporation. Based solely upon a review of the copies of such reports furnished to the Corporation and written representations by certain persons that reports on Form 5 were not required, each of Mr. McBrayer, Mr. McAuley and Mr. Lyon had a late Form 4 filing made on March 14, 2023, each of which reported one late transaction, Mr. McAuley had a late Form 4 filing made on March 27, 2023, which reported three late transactions, Mr. Pforzheimer had a late Form 5 filing made on May 24, 2023, which reported five late transactions, Mr. DiSanto had a late Form 4 filing made on July 3, 2023 and amended July 5, 2023, which reported one late transaction, and Mr. McNair had a late Form 4 filing made on September 20, 2023, which reported one late transaction.

AMENDMENT TO THE CORPORATION’S BY-LAWS, AS AMENDED AND RESTATED, TO LIMIT THE PERSONAL LIABILITY OF THE CORPORATION’S OFFICERS FOR MONETARY DAMAGES

(Proposal 2)

On March 21, 2024 (the “Amendment Date”), the Board approved an amendment and restatement of the Bylaws, which included an amendment to provide for a limit on the personal liability of the Company’s officers for monetary damages (the “Officer Exculpation Amendment”), pursuant to Section 1735 of the Pennsylvania Business Corporation Law (as amended, the “BCL”). As such, the Board is submitting the Officer Exculpation Amendment for approval by shareholders of the Company.

Background

In accordance with Section 1713 of the BCL, prior to the Amendment Date, the Bylaws provided that a director of the Corporation shall not be personally liable for monetary damages for any action taken, or any failure to take any action in his or her capacity as such; provided, however, that this provision shall not eliminate or limit the liability of a director to the extent that such elimination or limitation of liability is expressly prohibited by the BCL as in effect at the time of the alleged action or failure to take action by such director. Historically, the BCL has not authorized the limitation of liability of officers in a comparable manner.

Changes to the BCL that became effective on January 2, 2023 included the addition of a new Section 1735, which authorizes shareholders to adopt an exculpation provision similar to the limitation of liability that has historically been available for directors. When the liability of directors has been permitted to be limited and the liability of officers has not, shareholder plaintiffs have employed a tactic of bringing certain claims (that would otherwise be unable to be brought against directors) against individual officers to avoid dismissal of such claims. The addition of Section 1735 addresses this inconsistent treatment between officers and directors and addresses rising litigation and insurance costs for shareholders.

The Board believes that adopting the Officer Exculpation Amendment is in the best interests of the Corporation. Accordingly, the Board has unanimously approved, subject to shareholder approval, an amendment to Article III of the Bylaws and insertion of new Section 13 that would provide for exculpation of the Corporation’s officers as permitted by Section 1735 of the BCL. The Board has also adopted resolutions recommending that the amendment be submitted to shareholders and recommending that shareholders approve the amendment.

New Section 13 of Article III of the Bylaws is set forth as Annex I to this Proxy Statement. As permitted by Section 1735 of the BCL, the proposed amendment also clarifies the effect of any amendment, repeal, adoption or modification of such exculpation on the rights or protections of a current or former officer existing at the time of such amendment, repeal, adoption or modification.

If approved, the Officer Exculpation Amendment would become effective immediately, and the amendment of the Bylaws attached as Annex I to this Proxy Statement would be implemented.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE OFFICER EXCULPATION AMENDMENT PROPOSAL.

NON-BINDING, ADVISORY VOTE ON COMPENSATION OF OUR NAMED

EXECUTIVE OFFICERS

(Proposal 3)

The Board is committed to a compensation philosophy and program that promotes our ability to attract, retain and motivate individuals who can achieve superior results for Ampco, its shareholders and its other stakeholders. As part of that commitment, and in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, shareholders are being asked to approve, in an advisory non-binding resolution, the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal is our “Say-on-Pay” proposal. The Say-on-Pay vote is advisory and therefore not binding on the Corporation or the Board. However, the Board and the Compensation Committee will carefully review the opinions that our shareholders express and will take the outcome of the vote into account when making decisions regarding executive compensation. Our Board adopted a policy to hold this advisory vote on executive compensation annually.

We believe that the Say-on-Pay vote represents an additional means by which we may obtain important feedback from our shareholders about executive compensation. As set forth in the Executive Compensation Overview on the following page, the overall objectives of our executive compensation program are to provide compensation that is competitive, create a structure that is based on achievement of performance goals and provide incentive for long-term continued employment.

Upon consideration of the voting results for the proposal considered at the Corporation’s 2023 Annual Meeting of Shareholders regarding the frequency of advisory Say-on-Pay votes, the Board determined to hold an advisory Say-On-Pay vote annually. The Board will consider the results of the Say-On-Pay Proposal following the Annual Meeting of Shareholders.

Shareholders are encouraged to read the Executive Compensation Overview, starting on page 34, which discusses how the elements of the compensation packages for the named executive officers are determined, and review the Summary Compensation Table and the other related information following the Summary Compensation Table. The Board and the Compensation Committee believe that the Corporation’s policies and procedures on executive compensation are strongly aligned with the long-term interests of our shareholders and are effective in achieving the strategic goals of the Corporation. The Say-on-Pay vote gives you, as a shareholder, the opportunity to endorse or not endorse our executive compensation program by voting for or against the following resolution:

“RESOLVED, that the shareholders of the Corporation approve, on an advisory basis, the compensation of the Corporation’s named executive officers, as disclosed in the Corporation’s proxy statement for the Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation Overview, the Summary Compensation Table and the other related tables and disclosure.”

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS RESOLUTION AND THEREBY ENDORSE THE CORPORATION’S EXECUTIVE COMPENSATION PROGRAM.

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

EXECUTIVE COMPENSATION OVERVIEW

In this CD&A we summarize the compensation awarded to our executive officers listed in the Summary Compensation Table on page 45. We refer to these executive officers as our “named executive officers."

Executive Compensation Overview describes the key features of our executive compensation program for 2023 for our “named executive officers”:

2023 Named Executive Officers

Name	Title (as of last day of 2023)
J. Brett McBrayer	Chief Executive Officer
Michael G. McAuley	Senior Vice President, Chief Financial Officer and Treasurer
Samuel C. Lyon	President of Union Electric Steel

We have divided this discussion into five parts:

1.
2023 Highlights
2.
Key Features of Our Executive Compensation Program
3.
2023 Compensation Objectives
4.
2023 Compensation Decisions
5.
Other Compensation Practices and Policies

2023 HIGHLIGHTS

Under the oversight of our Compensation Committee, our compensation program is designed to provide a competitive compensation structure that seeks to retain top performer, incentivize individual performance and enhance shareholder value in a responsible manner. In keeping with this design, the 2023 executive compensation program features a balanced mix of salary and performance-driven annual and long-term incentive award opportunities. The chart below illustrates the target compensation opportunities in 2023 for Mr. McBrayer, our Chief Executive Officer (“CEO,” and also referred to as our “Principal Executive Officer” or “PEO”).

(1)
The percentages are based on the approved base salary of the CEO at the time the compensation structure was established in March 2023, the target STI%, and the grant date fair value of the LTI awards granted.

Based on our business performance results, the named executive officers earned bonuses under the short-term incentive program, which illustrates our pay-for-performance philosophy and also motivates our officers to continue to focus their efforts on improvements in the overall financial results of the Corporation. The bonuses earned under the short-term incentive program are partially driven by the positive results in the Forged and Cast Engineered Products (“FCEP”) segment, which exceeded its target level, and the Air and Liquid Processing ("ALP") segment, whose adjusted results exceeded its threshold level. This helped the Corporation to also achieve the adjusted earnings per share (“EPS”) target goal and the free cash flow goal, which exceeded its threshold level.

KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM

Our Compensation Committee (also referred to as the “Committee”) believes that our executive compensation program includes key features that align the interests of our named executive officers and the Corporation’s long-term strategic direction with the interests of our shareholders and is designed to avoid features that could misalign their interests.

KEY FEATURES

•
Align CEO Pay with Corporation Performance:

A significant portion of our CEO’s actual compensation is tied to annual performance goals and long-term shareholder returns. A majority of long-term incentive awards granted during 2023 to our CEO were provided as PSUs.

•
Use Long-Term Incentives to Link a Significant Portion of Named Executive Officer Pay to Corporation Performance:

A significant portion of compensation for our named executive officers is long-term incentives linked to Return on Invested Capital (“ROIC”) and relative total shareholder return (“rTSR”). In 2023, we also established a new performance-contingent grant of restricted stock units based on achievement of an average closing stock price of $10 per share (the "Price-Based PSUs").

• Balance Short-Term and Long-Term Incentives: Our incentive programs provide an appropriate balance of annual and long-term incentives and include multiple measures of performance.

•
Limit Dilution in Low Stock Price Environment and Incentivize Executive Officers by Utilizing a Fixed Value for Equity Awards:

Consistent with our pay-for-performance ethos, and in an effort to avoid dilution to our shareholders, we determined the number of shares to be issued under equity awards granted to our executives based on $5.50 per share, which was the closing price of our Common Stock on the NYSE on the date of our 2022 award grant, rather than the closing price of $2.73 per share price on the date of our 2023 grants.

•
Use of Performance Metrics:

A significant portion of each executive’s annual compensation is based on objective performance metrics. Our executive compensation program is designed so that a significant portion of compensation is “at-risk” based on corporate performance, as well as equity-based in order to align the interests of our executive officers and shareholders.

• Cap Incentive Awards: Annual incentive awards and PSUs include capped payouts (200% for annual incentives and 200% for PSUs based on ROIC and rTSR).

•
Mitigate Excessive Risk-taking Behaviors by Named Executive Officers:

Our executive compensation program includes features that reduce the possibility of our named executive officers, either individually or as a group, making excessively risky business decisions that could maximize short-term results at the expense of long-term value, such as a cap on annual incentive awards

•
Require the Board to Claw Back Certain Executive Compensation:

We have implemented a clawback policy applicable to executive officers pursuant to which, if the Corporation is required, because of negligence, misconduct, wrongdoing, breach of fiduciary duty or other violations, to restate financial results for any reporting period, the Compensation Committee is generally required to seek recoupment of any erroneously awarded compensation paid to such executive officers during the three-year period preceding the date on which the Corporation is required to prepare an accounting restatement to review the matter and determine what, if any, repayment executives will be required to make.

•
Use of Independent Compensation Consultant:

In 2023, the Committee engaged Pay Governance LLC, a compensation consulting firm ("Pay Governance"), to assist the Committee in fulfilling its responsibilities and duties. Pay Governance does not provide any other services to the Corporation. The Committee utilizes executive sessions with Pay Governance without management present to enhance governance.

•
Advice of Independent Compensation Consultant:

The Committee is kept apprised of current trends in executive compensation by Pay Governance and regularly considers implementing appropriate changes to its executive compensation program.

•
Use of Peer Group:

The Compensation Committee periodically checks its compensation decisions against executive compensation at a peer group of companies comparable in terms of the primary scope metric of revenue and secondary scope metrics of market cap, assets and number of employees to ensure that our executive compensation program provides competitive compensation opportunities. The same peer group is used to determine our relative performance for vesting of the rTSR portion of PSU awards.

•
Multi-Year Vesting Periods:

The equity awards granted to our executive officers are earned over multi-year periods, consistent with current practice and our retention objectives. Our 2016 Omnibus Incentive Plan, as amended and restated, provides for a minimum vesting requirement of not less than one year for all award types.

•
No Section 280G Tax Gross-Up Rights:

We do not provide any Code Section 280G excise tax gross-up rights or any other significant tax gross-up rights to our executive officers other than for reasonable and customary relocation expenses.

•
No Option Repricing or Replacement without Shareholder Approval:

The Corporation’s 2016 Omnibus Incentive Plan prohibits “underwater” options from being repriced or replaced (either with new options or other equity awards), unless approved by our shareholders. Stock options are currently not part of the Corporation's executive compensation program.

•
Tally Sheets:

In order to make well informed compensation decisions, the Committee reviews tally sheets that include each executive’s current and historical compensation amounts, stock ownership, and retirement amounts, as well as amounts owed by the Corporation upon various termination scenarios.

2023 COMPENSATION OBJECTIVES

The compensation paid or awarded to our named executive officers for 2023 was designed to meet the following objectives:

•
Provide compensation that is competitive with compensation for executive officers providing comparable services, taking into account the size of the Corporation, the nature of its business, and the location of its headquarters in order to attract and retain executive talent. We refer to this objective as “competitive compensation.”
•
Create a compensation structure under which a meaningful portion of total compensation is based on achievement of performance goals relating to the Corporation’s and the individuals’ performance and also to the enhancement of shareholder value. We refer to this objective as the “performance incentive.”
•
Provide an incentive for long-term continued employment with us. We refer to this objective as the “retention incentive.”

We believe various components of our 2023 compensation payments and awards meet the following objectives:

Type of Compensation	Objectives Addressed
Salary	Competitive Compensation
Incentive Bonus Plan Awards	Competitive Compensation Performance Incentives Retention Incentives
Restricted Stock Units	Competitive Compensation Retention Incentives
Performance Stock Units	Competitive Compensation Performance Incentives Retention Incentives
Change in Control Severance Protection	Competitive Compensation Retention Incentives

In 2023, compensation decisions for our CEO were made by the Compensation Committee and approved by the independent members of the Board. Additionally, the Committee made recommendations to the Board with respect to director compensation. Finally, the Committee made compensation decisions, in consultation with the CEO, with respect to the compensation of the executive officers who report directly to the CEO, including both of the other named executive officers. In assessing competitive compensation, Pay Governance prepares a competitive assessment of executive compensation on an annual basis. With the analysis provided by and the perspective of the consultant, the Committee makes determinations regarding executive compensation.

The Committee generally targets executive total target direct compensation opportunities at the 50th percentile of the peer group. Total target direct compensation is defined as the sum of base salary, target annual cash bonus and the target grant-date value of long-term incentive awards.

2023 COMPENSATION DECISIONS

Salaries

New salary levels for our named executive officers were established in March 2023. Salary adjustments for our CEO are reviewed and must be approved by the independent members of the Board, after a recommendation by the Committee. The Committee is solely responsible for all other executive officer compensation decisions. Determinations by the Committee regarding salary adjustments are made based on a number of objective and subjective factors, including competitive market data, internal equity, the Corporation’s financial performance, and a qualitative analysis of each individual officer’s performance during the preceding year, taking into account such factors as leadership, commitment and execution of corporate initiatives and special projects assigned by the Board, the Board Chair, or the CEO. The Committee does not use a formula to calculate base salary adjustments for the CEO and other executive officers. The Committee and the CEO, as applicable, also consider whether there have been any material changes in an executive officer’s title, duties or responsibilities in the preceding year. Where an executive officer has assumed significant additional duties, or has been promoted, an above-normal salary adjustment would typically be considered by the Committee or CEO, as applicable. Finally, in rare circumstances, the Committee and the CEO, as applicable, may decide to make a market adjustment in salaries if it is determined that salary levels for one or more of our executive officers have fallen materially below levels that we consider appropriate in order to maintain a competitive compensation package and to discourage valued executives from leaving to pursue other opportunities.

Generally, the differences in the level of pay between the named executive officers is the result of the determination by the Committee or by the CEO, over time, regarding the level of responsibility, function, experience, and length of service that each of the officers possess.

The base salary determinations for each named executive officer in 2023 were as follows:

Name	2023 Base Pre-Adjustment Salary ($)	2023 Base Adjusted Salary ($)	Percentage Increase
J. Brett McBrayer	675,000	675,000	0.0%
Michael G. McAuley	425,250	450,000	5.8%
Samuel C. Lyon	420,000	440,000	4.8%

Annual Incentive Plan

The annual incentive bonus plan is designed to incentivize performance in three categories: (i) business performance in our operating segments, (ii) earnings per share for the Corporation, and (iii) corporate free cash flow. The annual incentive bonus plan award for 2023 for each named executive officer was determined using the following formula:

Target Annual Performance	X	35% Weighting	X	Business Segment Performance Achievement	=	Business Performance Portion of Annual Incentive
+
Target Annual Performance	X	35% Weighting	X	Corporate Earnings Per Share ("EPS")	=	Corporate EPS Portion of Annual Incentive
+
Target Annual Performance	X	30% Weighting	X	Corporate Free Cash Flow	=	Improvement in Cash Flow Generation
______________________
Annual Incentive Award

Threshold, target and maximum levels were set for the performance goals, such that no amount would be paid for performance below threshold, 50% of target would be paid for performance at threshold, and no more than 200% of target would be paid for performance at or above maximum. The annual incentive plan provides discretion to modify payouts by +/- 30% for individuals based on their individual performance during the year with total award payment capped at 200%.

Reported Financial Results. The Committee reviews our financial performance following the end of the year and retains the authority to adjust our reported financial results for items causing significant differences from assumptions contained in our business plan. The Committee has adopted a set of guidelines to help it evaluate potential adjustments. These guidelines are intended to better reflect executives’ line-of-sight and ability to affect performance results, avoid artificial inflation or deflation of awards due to unusual or non-recurring items and emphasize long-term and sustainable growth. Adjustments for 2023 annual incentive primarily included asbestos-related expenses, foreign exchange loss, interest expense rate changes, unrealized gain on Rabbi trust investments, and income tax changes.

Business Performance Goals (Weighted 35%). The business performance portion of the annual incentive for Mr. McBrayer and Mr. McAuley was based on goals related to the income from operations achieved by the two business segments of the Corporation, the FCEP segment (weighted at 25%) and the ALP segment (weighted at 10%), as compared to the segments’ business plans for 2023. We weighted the FCEP segment more heavily since it is larger than the ALP segment, as determined based on revenue. The Committee continues to monitor the revenue of the ALP segment and may adjust the weighting accordingly in the future. The business performance portion of the annual incentive for Mr. Lyon was based on goals related to income from operations achieved solely by the FCEP segment as compared to the FCEP segment's business plans for 2023. Income from operations was chosen by the Compensation Committee in the belief that it is the most accurate objective measure of business performance. The Committee eliminates most charges or windfalls that are generally beyond the control of the executives and adjusts actual results to allow for the exclusion, for example, of cost changes related to asbestos litigation, adjustments for acquisitions or divestitures, changes in accounting standards, and other similar charges.

Business Segment Operating Income Goals for 2023 (in $000’s)
FCEP segment (25% weight) (1)	Air and Liquid Processing segment (10% weight)(1)	Performance Achievement Level	Payout Percentage (of Target Award)
Less than 2,000	Less than 9,000	Below Threshold	0%
2,000	9,000	Threshold	50%
7,300	12,100	Target	100%
10,000	14,000	Maximum	200%

(1) Weights reflect allocation for Messrs. McBrayer and McAuley. FCEP segment has a 35% weight and ALP segment is given no weight for Mr. Lyon.

Corporate EPS (Weighted 35%). The Corporate EPS portion of the annual incentive was based on the 2023 earnings per share of the Corporation. For this purpose, “EPS” means the Corporation’s net income per common share (basic) adjusted as determined by the Committee to exclude the effect of certain items, such as asset write-downs or impairment charges, restructuring-related costs, litigation or claim costs, judgments or settlements, including asbestos claims and defense costs; and the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results.

The following table shows the EPS portion of the design.

Corporate EPS Performance Goals

Achievement	2023 EPS Goals	Payout Percentage (of target award)
Below Threshold		0%
Threshold	N/A	N/A
Target	$0.00	100%
Maximum	$0.24	200%

Corporate Free Cash Flow (Weighted 30%). For this purpose, Corporate Free Cash Flow is defined as cash flow provided by operating activities minus purchases of property, plant and equipment as observed in the Consolidated Statement of Cash Flows from the Corporation's Forms 10-K or 10-Q. Important controllable elements of free cash flow are income, working capital (accounts receivable, inventories, accounts payable), asbestos and retirement benefit payments, and capital expenditures.

The following table shows the Corporate Free Cash Flow portion of the design. The 2023 free cash flow target recognized the impact of larger than usual purchases of capital equipment attendant with the U.S. forged business' reinvestment program.

Corporate Free Cash Flow Performance Goals

Achievement	2023 Corporate FCF Goals (in $000's)	Payout Percentage (of target award)
Below Threshold		0%
Threshold	$(29,600)	50%
Target	$(14,900)	100%
Maximum	$(10,200)	200%

Target Annual Incentive Awards. Target annual incentive awards were established by the Compensation Committee as a percentage of base salary for each named executive officer, intending to provide a competitive bonus opportunity aligned to the named executive officer’s role, responsibilities and historic pay, as follows:

Name	Target Annual Incentive As % of Base Salary	Target Annual Incentive Amount
J. Brett McBrayer	100%	$675,000
Michael G. McAuley	60%	$270,000
Samuel C. Lyon	60%	$264,000

2023 Annual Incentive Award Decisions Based on Performance. Our named executive officers achieved the following results under the annual incentive bonus plan:

•
Business Performance Portion: The FCEP segment had operating income, as adjusted, for 2023 which exceeded the target level of performance for that business segment, resulting in payment above target for that portion of the 2023 annual incentive award for the named executive officers. The ALP segment’s operating income, as adjusted, was between threshold and target level of performance, resulting in the payment below target for that portion of the 2023 annual incentive award.
•
Corporate EPS: The Corporation’s 2023 EPS, as adjusted, was between target and maximum, resulting in payout above target.
•
Corporate Free Cash Flow: The Corporation's free cash flow, as adjusted, for 2023 was between threshold and target level of performance resulting in payout below target for that portion of the 2023 annual incentive award for the named executive officers.
•
Individual Performance Modifier: Factors considered in the individual performance modifier for 2023 included: strategic equipment project milestone achievements, new product development, talent development, liquidity management, remediation of material weaknesses, improved production capacity and efficiencies, exploration of options for reducing asbestos liability, and advancements in environment, health and safety initiatives. Following a qualitative analysis of each individual executive officer's performance during the preceding year, the Compensation Committee approved the STI payout with a +15% modifier for executive officers and recommended approval by the independent board members of the STI payout for the CEO. The following table summarizes the areas of performance considered material to the 2023 annual incentive award:

Name	2023 Performance Summary
J. Brett McBrayer

- Year-over-year underlying base operating profit growth in both business segments after adjustment for items, including charges for asbestos-related costs
- Completed strategic milestone with the U.S. forged asset modernization
- Record revenue growth in ALP segment

Michael G. McAuley	- Liquidity management, financing of large strategic capital equipment purchases, internal control enhancements, employee development for finance succession planning
Samuel C. Lyon

 - Continued implementation of price increases and surcharges for energy and transportation
- Optimized use of manufacturing footprint to align with global energy trends
- Product quality improvements resulting in reduced warranty claims
- Completed installation and qualification of strategic capital equipment upgrades in the U.S.

The Compensation Committee approved the following annual incentive awards for the named executive officers for 2023, which are included in the Summary Compensation Table for 2023 under “Non-Equity Incentive Plan Compensation”:

Name	Target Annual Incentive Award	Business Performance Portion Achieved (35% weighting)	+	Corporate EPS (35%weighting)	+	Corporate Free Cash Flow (30% weighting)	+	Individual Performance Modifier	=	Actual Annual Incentive Award
J. Brett McBrayer	$675,000	$250,121		$244,779		$141,811		$101,250		$737,961
Michael G. McAuley	$270,000	$100,049		$97,911		$56,724		$40,500		$295,184
Samuel C. Lyon	$264,000	$101,991		$95,736		$55,464		$39,600		$292,791

For each of the Annual Performance components of the annual incentive award, results between threshold and target or between target and maximum are interpolated on a straight-line basis.

Long-Term Incentive Plan

The Corporation has adopted the 2016 Omnibus Incentive Plan under which the Compensation Committee may grant the named executive officers and other key employees a variety of types of equity-based awards. The Committee believes that annual grants of equity-based awards serve the purpose of aligning the interests of our named executive officers with the interests of our shareholders. Vesting conditions for equity-based awards also encourage executive retention. The Compensation Committee generally approves annual grants of long-term incentive awards in the form of Performance Stock Units ("PSU") (vesting based on performance of rTSR and ROIC over a three-year performance period) and Restricted Stock Units ("RSU") (vesting based on continued employment at the time of each vesting anniversary).

In 2023, the Compensation Committee recommended, and the Board approved, Price-Based PSUs, a new performance-contingent grant of restricted stock units based on achievement of an average closing stock price of $10 over any 10-day period between May 15, 2023 and May 15, 2027. Under this additional element to the 2023 long-term incentive plan design upon achievement of the performance milestone and such executive officer's continued service through the one-year anniversary of the grant date, Mr. McBrayer would receive 100,000 shares of common stock and the other named executive officers would receive 50,000 shares of common stock. The Committee believes the current mix of equity incentive awards further ties compensation to our Corporation’s performance while also aligning interests with our Corporation’s long-term shareholders and encouraging retention.

In recognition of the significant decrease in the Corporation's stock price since the 2022 long-term incentive grant, in 2023 the Committee reduced the number of shares of our Common Stock covered by our long-term incentive awards for executives and non-employee directors and implemented the Price-Based PSUs. This reduction substantially limited the number of shares granted in a low stock price environment. In order to determine the number of shares to grant, the Committee calculated the number of shares of Common Stock subject to the long-term incentive awards equal to the target long-term incentive amount summarized below based on a per share price of $5.50 rather than $2.73, the closing price of our Common Stock on the date of grant. This resulted in executives receiving RSU, rTSR PSU and ROIC PSU awards of approximately 50% fewer shares at target levels than they would have received if the number of shares were determined based on the fair market value on the date of grant. In a similar manner, the Committee has reduced the number of shares granted to executive officers several times in recent years.

The Committee determined that using a per share price of $5.50 had the benefit of preserving shares and impeding the ability of our executive officers from profiting from a low stock price environment. However, compensating our executives at this significant discount to market compensation goes counter to the retention aspect of equity awards. Accordingly, to incentivize executives to increase shareholder value, we implemented the Price-Based PSUs summarized above.

Target Award Amounts. The Compensation Committee sets a target dollar amount for the value of long-term incentive awards granted each year, intending to provide a competitive long-term incentive award opportunity aligned to the named executive officer’s role, responsibilities and historic pay. Those target amounts for 2023 were as follows:

Name	Target Long-Term Incentive As % of Base Salary (1)	Target Long-Term Incentive Amount (2)
J. Brett McBrayer	160%	$1,080,000
Michael G. McAuley	80%	$360,000
Samuel C. Lyon	80%	$352,000

(1)
Based on the base salary at the time long-term incentive awards were granted.
(2)
Amounts reflected under Target Long-Term Incentive Amount give effect to neither (i) the $5.50 per share amount used to determine the number of shares subject to awards at target levels nor (ii) the award of Price-Based PSUs.

Whether the named executive officers realize these target amounts depends on our financial results and stock price performance and the executive’s continued employment with us.

Mix of Awards: PSUs and RSUs. The Compensation Committee has determined that the long-term incentive awards for our CEO should be provided in a balanced mix of RSUs, weighted 22%; ROIC PSUs, weighted 23%; rTSR PSUs, weighted 34% and Price-Based PSUs, weighted 21% and for the other named executive officers should be provided in a balanced mix of RSUs, weighted 20%; ROIC PSUs, weighted 21%; rTSR PSUs, weighted 31% and Price-Based PSUs, weighted 28%. This weighting, and the performance requirements for PSUs discussed below, is intended to further align the compensation realized by our named executive officers over time with the Corporation’s performance. The rTSR PSUs and ROIC PSUs, to the extent earned based on performance, do not vest until the third anniversary of the grant date following the end of the performance period; the Price-Based PSUs, to the extent earned based on performance, do not vest until the earlier of the first anniversary of the grant date and satisfaction of the performance criteria; and the RSUs vest in three equal annual installments starting on the first anniversary of the grant date, to further encourage executive retention. Beginning in 2023, the grants are made on or about May 15 each year.

Performance Design for ROIC and rTSR PSUs. ROIC PSUs and rTSR PSUs become earned based on the Corporation’s performance over a three-year performance period, from 2023 to 2025. The Compensation Committee determined that the performance vesting conditions should be based on a mix of our performance against pre-determined goals regarding ROIC and our rTSR as compared against a peer group over the performance period. The ROIC (calculated as net income divided by the sum of average total debt and shareholders’ equity) performance is subject to certain adjustments for mergers and acquisitions, restructurings, foreign exchange fluctuations and accounting changes, among other items, which the Committee deems appropriate. rTSR performance ensures that compensation results are tied to our relative performance against our peers. For the 2021, 2022, and 2023 performance plans, the ROIC target range was based on a 3-year average ROIC over the performance period.

The following table shows the ROIC design:

ROIC Performance Goals

Achievement	% of ROIC Portion Target Earned
Below Threshold	0%
Threshold	50%
Target	100%
Maximum	200%

The following table shows the rTSR design. rTSR includes cumulative cash dividends (without interest) declared during the performance period. To guard against stock price volatility, the beginning and ending stock prices for determining rTSR are based on an eleven-trading day average using the closing price on the applicable date +/- 5 trading days.

rTSR Performance Goals

Achievement	rTSR Percentile Rank	% of rTSR Portion Target Earned
Below Threshold	Below 25th percentile	0%
Threshold	25th percentile	50%
Target	50th percentile	100%
Maximum	75th percentile and above	200%

The peer companies for this purpose selected by the Compensation Committee are the same as used by the Committee to review the competitiveness of our executive compensation program, as discussed further below.

For each of the ROIC and rTSR performance goals, results between threshold and target or between target and maximum are interpolated on a straight-line basis.

2023 Results for ROIC PSUs and rTSR PSUs granted in 2021. Neither the rTSR nor ROIC performance goals were achieved for the 2021-2023 PSUs and as a result the PSU award opportunity was forfeited.

Participant	2021 rTSR PSUs Granted	2021 ROIC PSUs Granted	2021 Total PSUs Granted	rTSR Shares Earned (Attainment 0%)	ROIC Shares Earned (Attainment 0%)	Total Shares Earned
J. Brett McBrayer	37,140	55,532	92,672	—	—	0
Michael G. McAuley	12,836	19,192	32,028	—	—	0
Samuel C. Lyon	12,678	18,955	31,633	—	—	0

Executive Officer Stock Ownership Guidelines

We have a long-standing approach of compensating executive officers in part with stock awards and encouraging retention of stock acquired through such awards or by market purchases. We believe retention of stock creates a long-term perspective and aligns the interests of our executive officers with those of our shareholders

In 2020, the Board, upon recommendation of the Compensation Committee, adopted new Stock Ownership Policy Guidelines requiring, among other things, (i) the CEO to hold stock at a target level of three times his base salary; and (ii) other Executive Officers to hold stock at a target level of one times their base salaries.

Rather than a period of time requirement for achieving compliance with the guidelines, directors and officers are not permitted to sell or transfer more that 50% of any Corporation-granted shares until their guideline ownership levels have been met. The Compensation Committee reviews progress to ownership levels on an annual basis.

As CEO of the Corporation, Mr. McBrayer is required to hold stock valued at three times his base salary, or $2,025,000 in 2023. Mr. McAuley and Mr. Lyon are required to hold stock valued at one time their base salary. The following table shows the value of each named executive officer's holdings in Ampco Common Stock as of March 6, 2024, based on the closing price of our Common Stock on NYSE on that date. Each of these amounts includes unvested restricted stock units and performance share units for which the applicable performance threshold has been achieved, if applicable, but have not yet settled. The Compensation Committee continues to assess the target levels and holdings of each executive in light of the value of the stock price, among other factors.

Name	Value of Ampco Stock ($)
J. Brett McBrayer	$693,303
Michael G. McAuley	$290,535
Samuel C. Lyon	$272,465

OTHER COMPENSATION PRACTICES AND POLICIES

See “Key Features of Our Executive Compensation Program” above for a summary of a number of key policies and practices designed to result in a balanced executive compensation program that encourages appropriate, and not excessive, levels of risk taking by our named executive officers. Below are certain additional policies and practices regarding our program:

Use of Peer Companies

The Compensation Committee periodically checks its compensation decisions against executive compensation at a peer group of companies comparable in terms of the primary scope metric of revenue and secondary scope metrics of market cap, assets and number of employees to ensure that our executive compensation program provides competitive compensation opportunities for our named executive officers. The Committee uses this information for general context on executive compensation practices and levels in the market and does not have a formal policy to benchmark compensation mix or levels for the named executive officers to a specified competitive level against these peers.

The Committee approved the peer group below for use in 2023, taking into account size and complexity of the business of these peer companies based on revenue, total assets and market cap. At the time established, the Corporation’s size was appropriately positioned near the median size of the peer companies in revenue, and was modestly below the median in assets and below median in market capitalization. The peer company list approved for 2023 was as follows:

Ascent Industries Co. Chase Corporation Core Molding Technologies, Inc. DMC Global Inc. Douglas Dynamics, Inc. FreightCar America, Inc.	Gorman-Rupp Company Haynes International, Inc. Hurco Companies, Inc. Insteel Industries, Inc. L.B. Foster Company Manitex International, Inc.	NN, Inc. Northwest Pipe Company Thermon Group Holdings, Inc. Tredegar Corporation Twin Disc, Incorporated Universal Stainless & Alloy Products, Inc.

Ongoing and Post-Employment Agreements

In 2018, the Board adopted the Ampco-Pittsburgh Corporation Executive Severance Plan (the “Executive Severance Plan”) for key executive officers of the Corporation other than the CEO (whose severance benefits were addressed in his offer letter). The Executive Severance Plan expired on its terms in 2020 and was not renewed. We also have a legacy supplemental executive retirement plan that enables certain of our named executive officers to accrue retirement benefits as the executive continues to work for us, as well as change in control agreements that could provide severance benefits upon a change in control. These plans and agreements are designed to be a part of a competitive compensation package. The plans and agreements described below do not include plans that are generally available to all of our salaried employees:

•
Supplemental Executive Retirement Plan (“SERP”) — We maintain a SERP, which is a nonqualified deferred compensation plan that provides benefits for executives in excess of the benefits that may be provided under our tax qualified defined benefit retirement plan as a result of limits imposed by the Internal Revenue Code. The SERP also provides additional payment rights and benefits in the event of a change in control. The SERP is described under “Retirement Benefits” below.
•
Change in Control Agreements — We have change in control agreements with respect to each of our executive officers so that our executive officers remain focused on the interests of the Corporation and the shareholders, rather than their personal circumstances, in the context of a potential change in control. Our agreements with executive officers provide for payments and other benefits only if we terminate an executive officer’s employment without cause or if the executive officer terminates employment for “good reason” within 24 months following a change in control. The Change in Control agreements are described under “Potential Payments Upon Termination, Resignation or Change in Control” below.
•
In June 2018, we entered into a letter agreement with Mr. McBrayer for his employment as our Chief Executive Officer (as amended, the “CEO Offer Letter”). Pursuant to the CEO Offer Letter, Mr. McBrayer is entitled to receive a base salary that is subject to regular review, participation in our equity incentive plan and our annual incentive program. In addition, Mr. McBrayer is entitled to receive a membership in the Duquesne Club which is used for company business and reimbursement for financial and tax advisor services of up to $12,000 per year. Mr. McBrayer also received certain relocation benefits and may participate in our benefit programs, including the Corporation’s 401(k) savings plan, which provides for a 100% match on the first 4% of Mr. McBrayer’s contribution and an employer contribution of 3% of eligible earnings; See “Potential Payments Upon Termination, Resignation or Change in Control – Change in Control Agreements and SERP” for a description of McBrayer’s Change in Control Agreement. In addition, upon a termination other than for “Cause” (as defined in the letter agreement), Mr. McBrayer would be entitled to receive 12 months of base compensation, and in connection with Mr. McBrayer’s employment he was appointed to the Board. In the event that his employment as Chief Executive Officer is terminated, he will tender his resignation as a director, subject to acceptance by the Board.

Tax Considerations

Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to anyone named executive officer in any calendar year. Under the tax rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1 million limit. However, the Tax Cuts and Jobs Act, which was signed into law December 22, 2017, eliminated this performance-based compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation that the Compensation Committee structured in 2017 and prior years with the intent of qualifying as performance-based compensation under Section 162(m) that is paid on or after January 1, 2018 may not be fully deductible, depending on the application of the special grandfather rules. Moreover, from and after January 1, 2018, compensation awarded in excess of $1 million to our named executive officers generally will not be deductible. Given our current compensation levels, the potential impact of Section 162(m) has not been a material consideration for the Committee. While the Tax Cuts and Jobs Act may limit the deductibility of compensation paid to the named executive officers in the future, the Committee will—consistent with its past practice—design compensation programs that are in the best long-term interests of the Corporation and our shareholders, with deductibility of compensation being one of a variety of considerations taken into account.

SUMMARY COMPENSATION TABLE

Summary compensation information for our named executive officers for 2023 is set forth in the following table:

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name and Principal Position	Year ($)	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
PEO—J. Brett McBrayer	2023	675,000	0	792,682	737,961	40,000	2,245,643
Chief Executive Officer	2022	667,000	0	1,012,503	266,795	31,786	1,978,084

Michael G. McAuley	2023	443,813	0	291,228	295,184	28,500	1,058,725
Senior Vice President, Chief Financial Officer and Treasurer	2022	420,188	0	340,200	92,444	27,250	880,082

Samuel C. Lyon	2023	435,000		286,555	292,791	26,500	1,040,846
President of Union Electric Steel	2022	415,000	0	336,000	69,300	25,250	845,550

(1)
The values set forth in this column represent the aggregate grant date fair value of awards of RSUs and PSUs pursuant to our 2016 Omnibus Incentive Plan, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures. With respect to awards made in 2023, a portion of the PSUs becomes earned at the end of a three-year period, based on the Corporation’s average ROIC from 2023 to 2025, and a portion becomes earned based on our rTSR over the three-year performance period and the remaining portion become earned upon achievement of an average closing stock price of $10 over any 10-day period between May 15, 2023 and May 15, 2027, subject to such executive officer's continued service through the one-year anniversary of the grant date. A portion of the target long-term incentive awards is also attributable to RSUs. For the 2023 ROIC portion of the PSUs, the grant date fair value was calculated based on an assumed probable outcome of target performance. Had the grant date fair value for this portion of the PSUs been based on assumed maximum level of performance (i.e., at 200% of target), the 2023 grant date fair values would have been the following: $364,532 for Mr. McBrayer; $121,513 for Mr. McAuley and $118,810 for Mr. Lyon. For the rTSR portion of the PSUs, the grant date fair value was calculated using the Monte Carlo Methodology, resulting in a grant date fair value of $4.19. Had the grant date fair value for this portion of the PSUs been based on assumed maximum level of performance (i.e., at 200% of target), the grant date fair values for that portion of the PSUs in the table for 2023 would have been the following: $543,024 for Mr. McBrayer; $181,008 for Mr. McAuley, and $176,986 for Mr. Lyon. For the Price-Based PSUs. the grant date fair value was calculated using the Monte Carlo Methodology, resulting in a grant date fair value of $1.62. The assumptions made in calculating the grant date fair values are set forth in Note 18 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. The amount for 2022 for Mr. McBrayer has been revised from those shown in the Summary Compensation Table in our Definitive Proxy Statement on Schedule 14A filed in 2023 to reflect a correction in the calculation of the grant date fair value of the stock awards that were granted in 2022. For additional information on the PSUs, see “Long-Term Incentive Awards” discussion under the Executive Compensation Overview.
(2)
Represents Corporation contributions to the 401(k) Plan, a perquisite allowance and reimbursement for tax preparation and financial consulting services. Included in "All Other Compensation" are the following amounts:

Name	Company Contribution to 401(k) Plan ($)	Other ($)
J. Brett McBrayer	16,500	23,500
Michael G. McAuley	16,500	12,000
Samuel C. Lyon	16,500	10,000

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes certain information regarding outstanding equity awards at fiscal year-end:

	Option Awards				Stock Awards
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of shares or units of stock that have not vested(#)(1)	Market value of shares or units of stock that have not vested($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(#)(3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested($)(4)
J. Brett McBrayer					123,268	336,522	215,682	588,812
Michael G. McAuley					41,419	113,074	88,695	242,137
Samuel C. Lyon					40,694	111,095	88,000	240,240

(1)
The amounts shown in this column reflect the aggregate number of unvested RSUs granted on May 13, 2021, May 5, 2022 and May 15, 2023. These unvested RSUs vest in three equal annual installments beginning May 13, 2022, May 5, 2023 and May 15, 2024, respectively, as summarized below.

Name	Grant Date	# of Unvested Shares	Vesting Date
J. Brett McBrayer	5/13/2021	17,967	5/13/2024
	5/5/2022	20,250	5/5/2024
	5/5/2022	20,251	5/5/2025
	5/15/2023	21,599	5/15/2024
	5/15/2023	21,600	5/15/2025
	5/15/2023	21,601	5/15/2026
Michael G. McAuley	5/13/2021	6,210	5/13/2024
	5/5/2022	6,804	5/5/2024
	5/5/2022	6,805	5/5/2025
	5/15/2023	7,199	5/15/2024
	5/15/2023	7,200	5/15/2025
	5/15/2023	7,201	5/15/2026
Samuel C. Lyon	5/13/2021	6,133	5/13/2024
	5/5/2022	6,720	5/5/2024
	5/5/2022	6,721	5/5/2025
	5/15/2023	7,039	5/15/2024
	5/15/2023	7,040	5/15/2025
	5/15/2023	7,041	5/15/2026

(2)
The amounts shown in this column represent the market value of these stock awards based on a closing market price of $2.73 per share as of the close of trading on December 29, 2023 (the last trading day of our fiscal year).
(3)
The amounts shown in this column include the rTSR and ROIC portions of the PSUs awarded in 2022 and 2023 that remain subject to future performance. For purposes of determining the amounts shown in this column, we assumed achievement of threshold performance goals. The actual number may be more or less depending on the Corporation’s performance during the applicable three-year performance period. If maximum level of performance is achieved, the number of shares that will vest will be 462,726 for Mr. McBrayer, 151,997 for Mr. Lyon and 154,776 for Mr. McAuley. In addition, the amounts shown in this column include the Price-Based PSUs that remain subject to future performance. We assumed achievement of the performance requirements with respect to such awards. All PSUs are scheduled to vest as summarized below:

Name	Grant Date	# of Unvested Shares	Vesting Date	Total(#)
J. Brett McBrayer
	5/5/2022	49,900	5/5/2025
	5/15/2023	65,782	5/15/2026
				115,682
Michael G. McAuley
	5/5/2022	16,767	5/5/2025
	5/15/2023	21,928	5/15/2026	38,695

Samuel C. Lyon
	5/5/2022	16,560	5/5/2025
	5/15/2023	21,440	5/15/2026
				38,000

For PSUs awarded in 2021, the rTSR and ROIC performance of the Corporation for the 2021-2023 performance period was below threshold value and as such, no stock will be issued at vesting date (May 13, 2024) with respect to the 2021 awards.

(4)
The amounts shown in this column represent the value of the rTSR and ROIC portion of the unvested PSUs based on the closing market price of our Common Stock, or $2.73, as of the close of trading on December 29, 2023. If maximum level of performance is achieved, the value of shares that will vest will be $1,263,242 for Mr. McBrayer, $414,952 for Mr. Lyon and $422,538 for Mr. McAuley.

RETIREMENT BENEFITS

The Corporation also maintains a tax-qualified defined benefit pension plan (the “Pension Plan”) that covers substantially all regular employees who were employed prior to June 30, 2015, the date on which benefit accruals under the Pension Plan were frozen. None of the named executive officers are covered under the Pension Plan since their employment with the Corporation began after June 30, 2015.

As noted above, the Corporation also maintains a SERP for certain of its current and former executives; that plan provides retirement benefits after completion of ten years of service and attainment of age 55. The combined retirement benefit at age 65 or older provided by the Pension Plan and the SERP is 50% of the highest consecutive five-year average earnings in the final ten years of service. Earnings for this purpose generally include all cash compensation, including base salary and annual incentive awards, but excludes certain extra compensation such as compensation from the exercise of stock options. Participants are eligible for reduced benefits for early retirement at age 55. A benefit equal to 50% of the benefit otherwise payable at age 65 is paid to the surviving spouse of any participant who has had at least five years of service, commencing on the later of the month following the participant’s death or the month the participant would have reached age 55. In addition, there is an offset for pensions from other companies. None of the named executive offers are eligible for this SERP benefit.

POTENTIAL PAYMENTS UPON TERMINATION, RESIGNATION OR CHANGE IN CONTROL

Change in Control Agreements and SERP

Each of the named executive officers is party to a change in control agreement with the Corporation. Per the terms of change in control agreements, the named executive officer would be entitled to receive upon a change in control, (i) three times the sum of annual salary and bonus paid for the prior year, (ii) continuation of employee benefits for two years (three years for Mr. McBrayer), (iii) cash payment in cancellation of outstanding stock options equal to the spread (if any) based on the greater of the stock price at termination and the price received in the change in control and the exercise price, and (iv) accelerated vesting of unvested restricted stock units.

The Corporation does not provide any tax gross-up payments under these agreements related to excise taxes under Internal Revenue Code Section 280G and 4999, or otherwise. Instead, the agreements provide for a cutback in benefits to avoid triggering such excise taxes, unless the named executive officer would receive a greater after-tax amount without such cutback.

A “change in control” occurs for purposes of the change in control agreements and the SERP:

•
If a person, other than persons currently in control, becomes an owner, directly or indirectly, of 50% or more of the combined voting power of the Corporation’s outstanding voting securities;
•
If for two consecutive years there ceases to be a majority on the Board of individuals who at the beginning of the period were Board members, other than a new director whose election was approved by a vote of 2/3 of directors then still in office who were directors at beginning of the period or whose election or nomination for election was previously approved;
•
If the shareholders approve a merger or consolidation in which the Corporation’s Common Stock is converted into shares of another corporation or cash or other property or the Corporation’s Common Stock is not converted but 40% of the surviving corporation in the merger is owned by shareholders other than those who owned the Corporation’s Common Stock prior to merger;
•
If there occurs any transaction which results in the Corporation’s Common Stock no longer being publicly traded; or
•
If the shareholders of the Corporation approve a plan of complete liquidation or agreement for sale or disposition of substantially all assets followed by distribution of proceeds to shareholders.

A termination for “cause” occurs in each of the following cases:

•
willful and continued failure to substantially perform duties (other than due to disability) consistent with the named executive officer’s position with the Corporation (subject to notice and cure provisions);
•
willful engagement in conduct that is demonstrably and materially injurious to the Corporation; or
•
the named executive officer’s conviction of a felony, or conviction of a misdemeanor involving assets of the Corporation.

A named executive officer may claim “good reason” for termination in the following events, subject to certain notice requirements and an opportunity for the Corporation to cure:

•
a reduction in scope of duties and authority or adverse change in reporting relationship;
•
a reduction in base salary or bonus (unless similar reductions in bonuses are made for all executives);
•
relocation of the executive by the Corporation greater than 25 miles;
•
the failure by the Corporation to continue in effect any of the Corporation’s employee benefit plans, policies, practices in which the named executive officer participated before the change in control; or
•
failure to cause the change in control agreement to be assumed by the Corporation’s successor.

See “Ongoing and Post-Employment Agreements” above for a summary of certain severance rights set forth in Mr. McBrayer’s offer letter.

2016 Omnibus Incentive Plan

Under the terms of the 2016 Omnibus Incentive Plan, the 2017 through 2020 RSUs and PSUs include special vesting provisions in case of termination of employment due to a change in control. In that case, RSUs become fully vested and PSUs become vested as follows: (A) for the rTSR and ROIC portions of the PSUs, a prorated number of the PSUs will become immediately earned and vested as of the date of such termination assuming target performance and based on the portion of the performance period completed through the date of such termination; (B) for any performance-adjusted PSUs related to the EPS portion for any previously completed year in the performance period, such performance-adjusted PSUs will become immediately earned and vested as of the date of such termination; and (C) for the one-third portion of the EPS portion being earned for the year of such termination, a prorated number of such PSUs shall become immediately earned and vested as of the date of such termination assuming target performance and based on the portion of the applicable year completed through the date of such termination.

Under the Amended and Restated 2016 Omnibus Incentive Plan, a “change in control” occurs:

•
If a person, other than persons currently in control, becomes an owner, directly or indirectly, of 50% or more of the combined voting power of the Corporation’s outstanding voting securities;
•
If any election has occurred of persons to the Board that causes fewer than two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the effective date of the 2016 Omnibus Incentive Plan and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on that effective date;
•
Upon consummation (i.e., closing) of a reorganization, merger or consolidation involving the Corporation, unless, following such reorganization, merger or consolidation, the owners of the Corporation before the transaction own more than 75% of the resulting entity;
•
Upon consummation (i.e., closing) of a sale of substantially all of the Corporation’s assets, unless the owners of the Corporation before the transaction own more than 75% of the purchaser; or
•
If there is a complete liquidation or dissolution of the Corporation.

REPORT OF THE COMPENSATION COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Corporation’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that incorporate other Corporation filings, including this Proxy Statement, the following Report of the Compensation Committee does not constitute soliciting material and shall not be incorporated by reference into any such filings.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on this review and discussion, it has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Elizabeth A. Fessenden (Chair)
William K. Lieberman
Stephen E. Paul

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Corporation’s policies and procedures for reviewing, approving and ratifying transactions with related persons are set forth in the Corporation’s Corporate Governance Guidelines, which are available on the Corporation’s website at www.ampcopittsburgh.com. Under these policies and procedures, the Corporation’s management is responsible for determining whether a particular transaction should be referred to the Nominating and Governance Committee for consideration. The Nominating and Governance Committee then determines whether to approve, ratify, revise the terms of, reject the transaction or refer the transaction to the full Board or another appropriate committee of the Board for approval or ratification. The policy and procedures apply to transactions involving an amount in excess of $120,000 in which a related person has a direct or indirect material interest. The policy and procedures generally do not apply to employment matters (except employment of an executive officer who is an immediate family member of another executive officer), director compensation, commercial transactions in the ordinary course of business under ordinary business terms, charitable contributions, transactions such as payment of dividends where all shareholders receive the same proportional benefits and transactions involving competitive bids. Except as set forth below, for 2023, the Corporation is aware of no transactions with related persons that involve an amount in excess of $120,000 in which a related person has a direct or indirect material interest.

During 2023, the Aerofin Division of the Corporation’s subsidiary, Air & Liquid Systems Corporation, conducted approximately $4.1 million in sales to a wholly-owned subsidiary of Crawford United Corporation, which, along with other affiliated persons (collectively, the “Crawford Group”), was the beneficial owner of greater than five percent (5%) of the Corporation’s stock during 2023. Pursuant to Amendment No. 5 to Schedule 13D filed by the Crawford Group, the Crawford Group ceased to beneficially own greater than five percent (5%) of the Corporation’s stock as of February 16, 2024.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023, with management and discussed those matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) standards with BDO USA, P.C. (“BDO”).

The Audit Committee has received the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the audit committee concerning independence and has discussed with BDO its independence.

Based on the review and discussions referred to in the preceding paragraphs, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

The following table summarizes the aggregate fees billed to the Corporation by BDO in 2022 and 2023:

	2023	2022
Audit fees (a)	$1,054,516	$894,899
Audit-related fees (b)	—	—
Tax fees (c)	160,000	40,000
All other fees	—	—
Total	$1,214,516	$934,899

(a)
Fees for audit services primarily related to the audit of (1) the Corporation’s annual consolidated financial statements and (2) statutory financial statements for the Corporation’s foreign subsidiaries. The increase in 2023 from 2022 is due to higher base fees, as a result of inflation.
(b)
Fees for audit-related services related to attest services not required by statute or regulation.
(c)
Fees for tax-related services related to transfer pricing studies.

In considering the nature of the services provided by our independent auditors, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with our independent auditors and the Corporation’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC. All services provided by our independent auditors and reflected in the table above were approved by the Audit Committee in accordance with the policy described below.

The Audit Committee has adopted a Policy for Approval of Audit and Non-Audit Services (the “Policy”) provided by the Corporation’s independent auditor. According to the Policy, the Corporation’s independent auditor may not provide the following services to the Corporation:

•
maintain or prepare the Corporation’s accounting records or prepare the Corporation’s financial statements that are either filed with the SEC or form the basis of financial statements filed with the SEC;
•
provide appraisal or valuation services when it is reasonably likely that the results of any valuation or appraisal would be material to the Corporation’s financial statements or where the independent auditor would audit the results;
•
provide certain management or human resource functions;
•
serve as a broker-dealer, promoter or underwriter of the Corporation’s securities;
•
provide any service in which the person providing the service must be admitted to practice before the courts of a U.S. jurisdiction;
•
provide any internal audit services relating to accounting controls, financial systems, or financial statements; or
•
design or implement a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Corporation’s financial statements, taken as a whole.

In addition, in connection with its adoption of the Policy, the Audit Committee pre-approved certain audit-related and other non-prohibited services. Any services not prohibited or pre-approved by the Policy must be pre-approved by the Audit Committee in accordance with the Policy. The Policy is reviewed and approved annually by the Board.

AUDIT COMMITTEE

Carl H. Pforzheimer, III (Chair)
Robert A. DeMichiei
Michael I. German
Laurence E. Paul

RATIFICATION OF THE APPOINTMENT OF BDO USA, P.C. AS THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024

(Proposal 4)

The Audit Committee, comprised of independent members of the Board, appointed BDO USA, P.C. (“BDO”) as the Corporation’s independent registered public accounting firm beginning in 2020. Shareholder ratification of the selection of BDO as the Corporation’s independent registered public accounting firm is not required by the Corporation’s Amended and Restated Articles of Incorporation or the Bylaws. The Corporation is submitting the selection of BDO to the shareholders for ratification because the Board considers it to be the best practice in corporate governance to do so. Even if the shareholders ratify the Audit Committee’s appointment of independent accountants, the Audit Committee in its discretion may change the appointment at any time if it determines that such change would be in the best interests of the Corporation and its shareholders. If the shareholders do not ratify the appointment of BDO, the selection of the independent registered public accounting firm will be reconsidered by the Audit Committee, but BDO may still be retained.

Representatives of BDO, the Corporation's independent public accounting firm are expected to be in attendance at the Annual Meeting, and will have the opportunity to make a statement if they wish to do so and will respond to appropriate questions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE BDO RATIFICATION PROPOSAL.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information, as of December 31, 2023 with respect to compensation plans under which equity securities of the Corporation are authorized for issuance:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,388,732	$20.00	1,141,250
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,388,732	$20.00	1,141,250

(1)
Includes 1,214,861 unvested RSUs and PSUs (assuming target performance) issued under the Ampco-Pittsburgh Corporation Amended and Restated 2016 Omnibus Incentive Plan. Included in this number are 156,333 PSUs for the performance period from 2021-2023 that did not achieve threshold-level performance, but that remain outstanding until the end of the service period and will be returned to available for grant under the 2016 Omnibus Incentive Plan at the end of the service period when such PSUs are forfeited.
(2)
Does not reflect RSUs or PSUs included in the first column, which do not have an exercise price.

PAY VERSUS PERFORMANCE (PVP)

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our named executive officers and certain financial performance metrics of the Corporation using a methodology that has been prescribed by the SEC.

Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for non-PEO NEOs(1)	Average Compensation Actually Paid to non-PEO NEOs(1)(2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Income
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$2,245,643	$1,943,599	$1,049,786	$949,042	$49.82	$(39,928,000)
2022	$1,978,084	$784,965	$862,816	$453,264	$45.80	$3,416,000
2021	$1,830,069	$896,401	$1,121,420	$799,720	$91.24	$(3,861,000)

(1)
Our PEO for 2021-2023 is J. Brett McBrayer. The non-PEO named executive officers reflected in columns (d) and (e) include the following individuals: Michael G. McAuley (2022-2023), Samuel C. Lyon (2022-2023), Rose Hoover (2021), and Terrence W. Kenny (2021).
(2)
The following amounts were deducted from/added to Summary Compensation Table ("SCT") total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid ("CAP") to our PEO and average CAP to our non-PEO named executive officers. The fair value of stock awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.

PEO SCT Total to CAP Reconciliation

Fiscal Year	2023	2022	2021
SCT Total	$2,245,643	$1,978,084	$1,830,069
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(792,682)	$(1,012,503)	$(937,510)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$542,632	$258,897	$503,848
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	$(94,212)	$(473,834)	$(549,972)
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$0
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$42,219	$34,321	$49,965
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0
Compensation Actually Paid	$1,943,599	$784,965	$896,401

Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2023	2022	2021
Average SCT Total	$1,049,786	$862,816	$1,121,420
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(288,892)	$(338,100)	$(300,106)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$204,082	$86,453	$0
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	$(31,859)	$(173,000)	$0
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$143,738
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$15,925	$15,095	$(68,641)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$(96,691)
Average Compensation Actually Paid	$949,042	$453,264	$799,720

DESCRIPTION OF RELATIONSHIP BETWEEN CAP AND PERFORMANCE METRICS

The chart below illustrates the relationship between the PEO and other NEOs’ CAP amounts and the Corporation’s TSR during the period 2021-2023.

The chart below illustrates the relationship between the PEO and other NEOs’ CAP amounts and the Corporation’s Net Income during the period 2021-2023.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2025 ANNUAL MEETING

Any shareholder who wishes to place a proposal before the 2025 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Corporation’s Secretary, at its executive offices, not later than to have it considered for inclusion in the proxy statement for the Annual Meeting in 2025.

A shareholder that wishes to nominate a director other than a nominee of the Board for consideration at the 2025 Annual Meeting must (i) must notify the Corporation’s Secretary in writing, (ii) the shareholder’s notice must be received at the Corporation’s executive offices not later than March 6, 2025 and (iii) the shareholder’s notice must contain the specific information set forth in the Corporation’s Amended and Restated Bylaws.

If a shareholder otherwise wishes to propose proper business which has not been submitted for possible inclusion in the Corporation’s 2025 proxy materials from the floor for consideration at the 2025 Annual Meeting, the Corporation’s Amended and Restated Bylaws (available on the Corporation’s website at www.ampcopittsburgh.com) provide that (i) the shareholder must notify the Corporation’s Secretary in writing, (ii) the shareholder’s notice must be received at the Corporation’s executive offices not earlier than February 4, 2025 and not later than March 6, 2025 and (iii) the shareholder’s notice must contain the specific information set forth in the Corporation’s Amended and Restated Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of banks, trustees and other holders of record who are our shareholders may be “householding” our proxy materials and annual reports for their customers. This means that only one copy of our proxy materials may have been sent to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive separate copies of a proxy materials or annual report, either now or in the future, please call us at 412-456-4400, or send your request in writing to the following address: Ampco-Pittsburgh Corporation c/o Corporate Secretary at 726 Bell Avenue, Suite 301, P.O. Box 457, Carnegie, PA 15106. If you are still receiving multiple reports and proxy statements for shareholders who share an address and would prefer to receive a single copy of the annual report and proxy statement in the future, please contact us at the above address or telephone number. If you are a beneficial owner, you should contact your bank, broker or other holder of record.

REFERENCES TO OUR WEBSITE ADDRESS

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules or the rules of NYSE. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

INCORPORATION BY REFERENCE

The “Audit Committee Report” is not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Corporation under the Securities Act or the Exchange Act, except to the extent the Corporation specifically incorporates such information by reference.

OTHER MATTERS

The Board does not know of any other business that will be presented for action at the Annual Meeting. Should any other matter come before the meeting; however, action may be taken thereon pursuant to proxies in the form enclosed unless discretionary authority is withheld.

Annex I

AMENDMENT TO THE CORPORATION’S BY-LAWS, AS AMENDED AND RESTATED, TO LIMIT THE PERSONAL LIABILITY OF THE CORPORATION’S OFFICERS FOR MONETARY DAMAGES

Insert new Article III, Section 13 as set forth below:

Section 13. Limit on Liability

An officer of the Corporation shall not be personally liable for monetary damages for any action taken, or any failure to take any action in his or her capacity as such; provided, however, that this provision shall not eliminate or limit the liability of an officer to the extent that such elimination or limitation of liability is expressly prohibited by the PBCL as in effect at the time of the alleged action or failure to take action by such officer; provided further, however, that this Section 13 shall only apply to officers of the Corporation after this Section 13 to these By-Laws is approved by the shareholders of the Corporation in accordance with Pennsylvania law (the “Section 1735 Shareholder Approval”).

This Section 13 shall apply to any breach of performance of duty or any failure of performance of duty by any officer of the Corporation occurring after the Section 1735 Shareholder Approval is obtained. Any repeal or modification of this Section 13 shall not adversely affect any right or protection existing at the time of such repeal or modification to which any officer or former officer of the Corporation may be entitled under this Section 13. The rights conferred by this Section 13 shall continue as to any person who has ceased to be an officer of the Corporation and shall inure to the benefit of the heirs of any officer or former officer of the Corporation and the executors and administrators of the estate of any officer or former officer of the Corporation.

A-1

AMPCO-PITTSBURGH CORPORATION C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING; BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. IF YOU CHOOSE TO CUMULATE VOTES FOR DIRECTORS YOU MUST VOTE BY MAIL. VOTE BY INTERNET Before The Meeting Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 3, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AP2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 3, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: AMPCO-PITTSBURGH CORPORATION Vote on Directors V29251-PO4375 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY 1. Election of Directors Nominees: 01) Elizabeth A. Fessenden 02) Michael I. German 03) J. Brett McBrayer 0 0 0 Vote on Proposals 2. 3. To approve an amendment to the Corporation's By-Laws, as amended and restated, to limit the personal liability of the Corporation's officers for monetary damages. To approve, in a non-binding, advisory vote, the compensation of the named executive officers. 4. To ratify the appointment of BDO USA, P.C. as the independent registered public accounting firm for 2024. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. All proxies heretofore given or executed with respect to the shares of stock represented by this proxy are by the filing of this proxy, expressly revoked. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1; AND A VOTE "FOR" ITEMS 2, 3 and 4. To cumulate votes as to a particular nominee as explained in the Proxy Statement, check box to the right, multiply the number of shares held by you by four and vote the result for the nominees listed in any proportion, then indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. Please do not check box unless you want to exercise cumulative voting. 0 NOTE: Signature should conform exactly to name as stenciled hereon. Executors, administrators, guardians, trustees, attorneys and officers signing for a corporation should give full title. For joint accounts each owner must sign. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain 0 0 0 O 0 0 0 0 0

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on June 4, 2024: The Notice and Proxy Statement and the Annual Report on Form 10-K of the Corporation are available at http://www.ampcopittsburgh.com/investors; and The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com. V29252-P04375 AMPCO-PITTSBURGH CORPORATION Annual Meeting of Shareholders June 4, 2024 10:00 A.M. EDT The undersigned hereby appoints Keith A. Zatawski and Kimberly P. Knox, each of them, as proxies with full power of substitution to vote, as specified on the reverse side, the shares of stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of AMPCO-PITTSBURGH CORPORATION, to be held via live webcast at www.virtualshareholder meeting.com/AP2024, on Tuesday, June 4, 2024, at 10:00 A.M. EDT, and any adjournments thereof. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: "FOR" THE NOMINEES LISTED IN ITEM 1 (OR, IN THE DISCRETION OF THE PROXIES, THE SHARES MAY BE VOTED CUMULATIVELY); "FOR" PROPOSAL 2; "FOR" PROPOSAL 3; AND "FOR" PROPOSAL 4. THE PROXIES NAMED ABOVE ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE SIGN ON REVERSE SIDE and mail in the enclosed, postage prepaid envelope. CUMULATE (If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)